                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                      OFFITBANK Latin America Equity Fund

                       OFFITBANK New York Municipal Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK National Municipal Fund

                   OFFITBANK U.S. Government Securities Fund

                       OFFITBANK Mortgage Securities Fund

                          ---------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

                                       THE

                                     [OFFITBANK LOGO]

                                       INVESTMENT  FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the Annual Report for The OFFITBANK Investment Fund, Inc. for the year ended December 31, 1997. This year we added several new portfolios, the California Municipal Fund, the National Municipal Fund, the U.S. Government Securities Fund and the Mortgage Securities Fund to our four existing portfolios and changed the investment objective and name of the Latin America Total Return Fund to the Latin America Equity Fund. As of year end, The OFFITBANK Investment Funds have $1,683,031,728 in assets, an increase of $681,702,009 over year-end 1996.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. I believe that each of these commentaries provides useful and informative insights into our Funds, and I hope that you will find them helpful.

We greatly value your participation in the Fund. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

      [SIGNATURE]
Morris W. Offit

February 9, 1998

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The Fund's Select Share net investment return for the second half of 1997 after all fees and expenses was 6.24%. The full year 1997 total return was 12.09%. The 1997 year-end NAV price of $10.34 compares favorably to the $10.15 NAV at year-end 1996. The $10.34 NAV is after the $0.118 distribution paid at year-end. As of December 31, 1997, the Fund had a 30 day SEC yield of 8.55%, average quality of B1/B+ and an effective duration of 3.80 years. The Fund continued to grow as net assets increased to $1,347 million at year-end from $1,064 million on June 30, 1997.

During the fourth quarter, Treasury rates declined over 30 basis points and the high yield sector lagged, as is typical when there is a sudden downward move in interest rates. High yield spreads widened approximately 40 basis points with the Asian crisis, largely due to the decline in Treasury yields. As the problems in Asia create concerns for the U.S. economy as well, quality spreads within the high yield market also widened slightly, about 10 basis points for double B to single B. We believe the recent spread widening has helped restore relative value to the high yield market from the tight spreads seen throughout most of 1997.

High yield outperformed most fixed income asset classes in 1997 with long double B's returning about 13.0% and shorter double B's returning 11.4%. Driving these returns was an impressive Treasury rally which lowered rates over 65 basis points by year-end. For all of 1997, high yield market spreads were essentially flat. Overall, high yield investors were rewarded for taking risk as lower quality issues along with long-dated securities outperformed. Particularly strong were zero coupon bonds of telecommunications start-ups.

Our commitment to holding intermediate term, better quality securities remains intact. While our approach has produced good returns in strong markets, it has provided superior performance when the cycle turns down. This past year was a year when credit, per se, did not play a large role and securities with high coupons or long duration were the big winners. All of this took place in an almost euphoric environment of unprecedented new issue supply and demand, readily available financing with bankers competing for loans, increased M&A activity and an IPO friendly stock market. Through this credit friendly environment, we have maintained our discipline, focusing on the better quality part of the high yield market. After seven years of U.S. economic expansion and growing global problems, we believe some caution is advised and that credit selection will play an increasing role in determining future returns. We continue to believe the upper tier has the potential to provide superior returns over time.

Technically, 1997 was another very strong year for the high yield market. Close to $30 billion of high yield debt was issued during the fourth quarter, bringing the yearly total to over $135 billion from over 700 issuers. This year's new issuance shattered last year's previous record of $77 billion. Credit quality of the new issue calendar was modestly lower than the past few years as double B issues comprised only about 25% of the total. There were several very large double B issues, priced at very tight spreads, which went quickly to crossover hands. New single B issues, however, were priced cheap to the secondary market. On the demand side, CBO issuance more than doubled during 1997 and large retirement funds continued to increase their allocations to high yield. Mutual fund inflows to high yield were $21 billion in 1997, up from $15 billion in 1996. Net mutual fund flows in the fourth quarter topped $5.1 billion, a very strong showing.

Credit fundamentals were also very strong during 1997. For the second year in a row, both Moody's and S&P posted more upgrades than downgrades. For the fifth consecutive year, high yield default rates were less than 2%. Default rates should remain relatively low by historic standards as the overall quality of today's market is better than its historic average. Additionally, the total high yield universe has grown very large and the size of the average issue has declined. However, we do anticipate an uptick in the default rate as this positive environment changes and the new issues of the last few years reach their peak mortality period. Generally new issues do not default immediately as they have just been financed and it takes some time for things to deteriorate. The peak risk period for lower rated credits is about three years.

Several corporate actions affected the portfolio during the second half of 1997. UNC, Inc. was tendered for at even yield to treasuries subsequent to General Electric announcing the purchase of Greenwich Air, the parent of UNC. Dominion Textile was acquired by Polymer Corporation and the securities are being tendered for at plus 50 basis points to Treasuries on the first call date. Wheeling Pittsburgh announced a defeasance of their senior notes to release the Company from certain covenants of the indenture. If legally defeased, these bonds will, in essence, be triple A. IMC Global, a triple B rated company, announced the proposed acquisition of Harris Chemical Corporation. Clear Channel Communications, also a triple B rated company, announced the acquisition of Universal Outdoor. During the second half of 1997, 19 issues totaling over $75 million were either called or tendered and 19 issuers were upgraded by Moody's and/or Standard & Poor's while 7 were downgraded.

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

Although the portfolio has increased considerably in size, the composition of the Fund has remained steady. We continue to focus on the better quality segment of the high yield market. Approximately 40% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 67% of the holdings are rated at least B1 or B+. The Fund is very well diversified with over 200 issues and no single credit larger than 1.8% of the Fund's assets at December 31, 1997. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro

January 13, 1998

The following graph represents the total return based on a $250,000 investment made in the Select Shares of the OFFITBANK High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1988 and held through December 31, 1997 as well as the performance of the Merrill Lynch All High Yield Bond Index over the same period. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                          MERRILL LYNCH ALL HIGH YIELD BOND
                                            OFFITBANK HIGH YIELD FUND - SELECT SHARES                   INDEX
1/1/88                                                                        $250,000                                $250,000
12/31/88                                                                      $299,640                                $283,676
12/31/89                                                                      $307,292                                $295,676
12/31/90                                                                      $303,351                                $282,825
12/31/91                                                                      $403,889                                $380,624
12/31/92                                                                      $491,167                                $449,723
12/31/93                                                                      $594,663                                $527,021
12/31/94                                                                      $609,939                                $520,896
12/31/95                                                                      $718,179                                $624,623
12/31/96                                                                      $807,619                                $693,728
12/31/97                                                                      $905,276                                $782,702
Average Annual Total Return                                                   One Year                              Five Years
OFFITBANK High Yield Fund - Select Shares                                       12.09%                                  13.01%
Merrill Lynch All High Yield Bond Index                                         12.83%                                  11.72%


1/1/88
12/31/88
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
Average Annual Total Return                  Ten Years
OFFITBANK High Yield Fund - Select Shares       13.73%
Merrill Lynch All High Yield Bond Index         12.09%

The OFFITBANK High Yield Fund-Advisor shares total return for the period August 14, 1997 (initial sale of Advisor shares) through December 31, 1997 was 3.93%.

The performance information for the period January 1, 1988 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
  OIL/GAS (0.3%)
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98................  $    1,871,000         $   3,386,510
                                                                                                         -------------
     TOTAL CONVERTIBLE BONDS (COST $2,780,365)..................................                             3,386,510
                                                                                                         -------------
CORPORATE BONDS (90.2%)
  AEROSPACE/DEFENSE(0.9%)
     Moog Inc. Sr Sub Notes, 10.00%, 05/01/06...................................       2,000,000             2,160,000
     Newport News Shipbuilding Sr Sub Notes, 9.25%, 12/01/06....................       3,750,000             3,970,350
     Sequa Corp. Sr Notes, 8.75%, 12/15/01......................................       5,600,000             5,684,000
                                                                                                         -------------
                                                                                                            11,814,350
                                                                                                         -------------
  AUTOMOTIVE (2.3%)
     Delco Remy International Inc. Sr Notes, 8.625%, 12/15/07...................       1,500,000             1,522,500
     Delco Remy International Inc. Sr Sub Notes, 10.625%, 08/01/06 (144A).......       4,000,000(1)          4,320,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05.....................................       8,500,000             9,010,000
     Exide Holding Europe SA, 9.125%, 04/15/04 (144A)...........................      10,000,000(a)(1)       5,669,186
     Hayes Wheels International Inc. Sr Sub Notes, 9.125%, 07/15/07.............       7,000,000             7,236,250
     Walbro Corp. Sr Notes, 10.125%, 12/15/07 (144A)............................       2,500,000(1)          2,562,500
                                                                                                         -------------
                                                                                                            30,320,436
                                                                                                         -------------
  BROADCAST/TELECOMMUNICATIONS (10.7%)
     CCPR Services Sr Sub Notes, 10.00%, 02/01/07...............................       4,875,000             4,680,000
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.......................      14,000,000            14,349,999
     Comcast Cellular Holdings Sr Notes, 9.50%, 05/01/07........................       9,000,000             9,405,000
     Echostar Communications Sr Disc Notes, 0/12.875%, 06/01/04.................      18,000,000(2)         16,470,000
     Fox/Liberty Networks L.L.C. Sr Notes, 8.875%, 08/15/07 (144A)..............       7,000,000(1)          6,982,500
     Granite Broadcasting Corp. Sr Sub Notes, 9.375%, 12/01/05..................       6,000,000             6,075,000
     Heritage Media Corp. Sr Sub Notes, 8.75%, 02/15/06.........................       4,500,000             4,851,405
     Intermedia Communications Sr Notes, 8.875%, 11/01/07 (144A)................       7,000,000(1)          7,175,000
     Metrocall Inc. Sr Sub Notes, 9.75%, 11/01/07 (144A)........................       3,000,000(1)          2,985,000
     Nextel Communications Sr Discount Notes, 0/9.75%, 08/15/04.................       5,000,000(2)          4,437,500
     Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07 (144A).........      12,500,000(1)(2)       7,828,125
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.............................      11,000,000            11,440,000
     Pegasus Comm Sr Notes, 9.625%, 10/15/05 (144A).............................       3,500,000(1)          3,570,000
     PriCellular Wireless Sr Notes, 10.75%, 11/01/04............................       7,500,000             8,156,250
     Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07...........................       7,500,000             7,443,750
     Sinclair Broadcast Group Inc Sr Sub Notes, 10.00%, 09/30/05................       4,000,000             4,240,000
     Star Choice Communication Sr Secured Notes with warrants, 13.00%, 12/15/05
      (144A)....................................................................       1,500,000(1)          1,545,000
     Vanguard Cellular Systems, Inc. Sr Debs., 9.375%, 04/15/06.................       6,350,000             6,604,000
     Viacom Inc. Sub Notes, 8.00%, 07/07/06.....................................      11,000,000            11,110,000
     Worldcom Inc. Sr Notes, 9.375% 01/15/04....................................       4,358,000             4,619,480
                                                                                                         -------------
                                                                                                           143,968,009
                                                                                                         -------------
  CABLE (9.7%)
     Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04....................       7,150,780(3)          7,302,734
     Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07...................       6,000,000             6,330,000
     Cablevision Systems Corp. Sr Notes, 9.25%, 11/01/05........................       7,500,000             7,950,000
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.....................       6,500,000             6,825,000
     Century Communications Corp. Sr Notes, 8.875%, 01/15/07....................       5,500,000             5,644,375
     Comcast Corp. Sr Sub Debs., 9.375%, 05/15/05...............................       8,000,000             8,500,000
     Fundy Cable Ltd. Sr Notes, 11.00%, 11/15/05................................       3,000,000             3,217,500
     Jones Intercable Inc. Sr Sub Debs., 10.50%, 03/01/08.......................       7,500,000             8,193,750
     Lenfest Communications, Inc. Sr Notes, 8.375%, 11/01/05....................      12,500,000            12,875,000
     Marcus Cable Company L.P. Sr Debs, 11.875%, 10/01/05.......................       6,000,000             6,510,000
     Marcus Cable Company L.P. Sr Discount Notes, 0/14.25%, 12/15/05............       2,000,000(2)          1,725,000
     Marcus Cable Operating Sr Sub Discount Notes, 0/13.50%, 08/01/04...........      10,500,000(2)          9,686,250

    The accompanying notes are an integral part of the financial statements.
4

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  CABLE (9.7%) (CONTINUED)
     NTL, Inc. Sr Notes, 10.00%, 02/15/07.......................................  $    4,500,000         $   4,770,000
     Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06....................      10,000,000            11,075,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...       3,000,000             3,195,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...       3,000,000             3,315,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14....       2,500,000(b)          1,850,315
     Rogers Communications Inc. Sr Notes, 9.125%, 01/15/06......................       3,500,000             3,552,500
     TeleWest Plc Sr Discount Debs., 0/11.00%, 10/01/07.........................      14,000,000(2)         10,885,000
     Videotron Holdings PLC Sr Discount Debs., 0/11.125%, 07/01/04..............       5,000,000(2)          4,712,500
     Videotron Ltd. Sr Sub Notes, 10.25%, 10/15/02..............................       2,500,000             2,650,000
                                                                                                         -------------
                                                                                                           130,764,924
                                                                                                         -------------
  CHEMICAL (3.1%)
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05......................       6,000,000             6,420,000
     Harris Chemical North America, Inc. Sr Secured Notes, 10.25%, 07/15/01.....       7,500,000             7,912,500
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03................................       5,000,000             5,181,250
     Pioneer Americas Acquisition Sr Secured Notes, 9.25%, 06/15/07.............       5,000,000             5,037,500
     Polymer Group Inc. Sr Sub Notes, 9.00%, 07/01/07...........................       5,000,000             5,000,000
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00................................       5,500,000             5,720,000
     Terra Industries Inc., Sr Notes, 10.50%, 06/15/05..........................       6,000,000             6,435,000
                                                                                                         -------------
                                                                                                            41,706,250
                                                                                                         -------------
  CONSUMER GROUPS (5.5%)
     Ameriserve Food Co. Sr Notes, 8.875%, 10/15/06.............................       7,500,000             7,565,625
     Ameriserve Food Co. Sr Sub Notes, 10.125%, 07/15/07........................       5,000,000             5,225,000
     Chiquita Brands International Inc. Sr Notes, 9.125%, 03/01/04..............       6,000,000             6,240,000
     Cott Corp. Sr Notes, 8.50%, 05/01/07.......................................       4,000,000             4,090,000
     Fedders N.A Sr Sub Notes, 9.375%, 08/15/07 (144A)..........................       5,000,000(1)          5,137,500
     Fleming Companies Inc. Sr Sub Notes, 10.50%, 12/01/04 (144A)...............       3,000,000(1)          3,142,500
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.......................       7,000,000             7,437,500
     Imperial Holly Sr Sub Notes, 9.75%, 12/15/07 (144A)........................       5,000,000(1)          5,037,500
     Livent Incorporated Sr Notes, 9.375%, 10/15/04 (144A)......................       4,000,000(1)          4,000,000
     Revlon Consumer Products Sr Notes, 9.375%, 04/01/01........................       7,500,000             7,725,000
     Revlon Consumer Products Sr Sub Notes, 10.50%, 02/15/03....................       6,500,000             6,857,500
     Ryder Transportation Inc. Sr Sub Notes, 10.00%, 12/01/06...................       3,000,000             3,007,500
     The Krystal Company Sr Notes, 10.25%, 10/01/07 (144A)......................       5,000,000(1)          5,125,000
     United Auto Group Inc. Sr Sub Notes, 11.00%, 07/15/07......................       4,000,000             3,930,000
                                                                                                         -------------
                                                                                                            74,520,625
                                                                                                         -------------
  FINANCIAL SERVICES/INSURANCE (2.6%)
     Americo Life Inc. Sr Notes, 9.25%, 06/01/05................................       3,000,000             3,067,500
     Amresco Inc. Sr Sub Notes, 10.00%, 03/15/04................................       3,000,000             3,105,000
     Navistar Financial Corp. Sr Sub Notes, 8.875%, 11/15/98....................       4,500,000             4,567,500
     Navistar Financial Corp. Sr Sub Notes, 9.00%, 06/01/02.....................       2,200,000             2,282,500
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..........................       3,500,000             3,644,375
     Reliance Group Holdings, Inc Sr Sub Notes, 9.75%, 11/15/03.................      10,500,000            11,077,500
     Veritas Holdings Sr Notes, 9.625%, 12/15/03................................       7,000,000             7,577,500
                                                                                                         -------------
                                                                                                            35,321,875
                                                                                                         -------------
  FOREST & PAPER PRODUCTS (6.3%)
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.............................       3,500,000             3,605,000
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04............................       5,000,000             4,825,000
     Fort Howard Corp. Pass Through Certificates, 11.00%, 01/02/02..............       2,181,928             2,291,024
     Indah Kiat Finance Mauritius Ltd., Gtd. Sr Notes, 10.00%, 07/01/07
      (144A)....................................................................       7,000,000(1)          5,810,000
     Maxxam Group Inc. Sr Notes, 0/12.25%, 08/01/03.............................       2,500,000(2)          2,475,000
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03.......................       3,000,000             3,195,000
     Pindo Deli Finance Mauritius Gtd. Sr Notes, 10.75%, 10/01/07 (144A)........       7,000,000(1)          6,020,000
     Repap New Brunswick 1st Priority Floating Rate Sr Secured Notes, 9.0625%,
      07/15/00..................................................................      17,000,000(4)         16,745,000
     Repap New Brunswick 1st Priority Sr Secured Notes, 9.875%, 07/15/00........       3,000,000             3,060,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  FOREST & PAPER PRODUCTS (6.3%) (CONTINUED)
     Stone Container Co. Sr Sub Debs., 12.25%, 04/01/02.........................  $    7,500,000         $   7,650,000
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02...................       5,000,000             5,212,500
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99.......................       3,500,000             3,570,000
     Stone Container Finance Co. Sr Notes, 11.50%, 08/15/06 (144A)..............       5,500,000(1)          5,830,000
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05............................       8,000,000             8,220,000
     U.S. Timberlands Finance Corporation Sr Notes, 9.625%, 11/15/07............       6,500,000             6,760,000
                                                                                                         -------------
                                                                                                            85,268,524
                                                                                                         -------------
  GENERAL INDUSTRIES/MANUFACTURING (7.6%)
     Advanced Micro Devices Sr Notes, 11.00%, 08/01/03..........................       3,000,000             3,217,500
     Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06...........................       4,500,000             4,938,750
     American Standard Companies Inc. Sr Sub Discount Debs., 0/10.50%,
      06/01/05..................................................................       8,000,000(2)          8,120,000
     Calmar Inc. Sr Sub Notes, 11.50%, 08/15/05.................................       2,500,000             2,650,000
     Celestica International Sr Sub Notes, 10.50%, 12/31/06.....................       5,000,000             5,275,000
     Communication and Power Industries, Inc. Sr Sub Notes, 12.00%, 08/01/05....       2,500,000             2,800,000
     Emcor Group Inc. Notes, 11.00%, 12/15/01...................................       3,394,400             3,564,120
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03................................       3,000,000             3,048,750
     Envirosource Inc. Sr Notes B, 9.75%, 06/15/03 (144A).......................       1,500,000(1)          1,524,375
     Essex Group Inc. Sr Notes, 10.00%, 05/01/03................................       4,000,000             4,180,000
     Flextronics International Services Sr Sub Notes, 8.75%, 10/15/07 (144A)....       3,750,000(1)          3,731,250
     Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07.................................       2,500,000             2,500,000
     Johns Manville International Group Sr Notes, 10.875%, 12/15/04.............      10,000,000            11,075,000
     Nortek Inc. Sr Notes, 9.125%, 09/01/07.....................................       5,000,000             5,062,500
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.................................       6,000,000             6,135,000
     Park-Ohio Industries Sr Sub Notes, 9.25%, 12/01/07, (144A).................       5,000,000(1)          5,118,750
     Southdown Inc. Sr Sub Notes, 10.00%, 03/01/06..............................       5,500,000             6,105,000
     Tally Manufacturing & Technology Inc. Sr Notes, 10.75%, 10/15/03...........       2,500,000             2,718,750
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...................................       5,500,000             5,610,000
     Unisys Corp. Sr Notes, 11.75%, 10/15/04....................................       5,700,000             6,526,500
     Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07..........................       8,000,000             8,240,000
                                                                                                         -------------
                                                                                                           102,141,245
                                                                                                         -------------
  HEALTH CARE (3.4%)
     Alliance Imaging Sr Sub Notes, 9.625%, 12/15/05............................       2,000,000             2,027,500
     Extendicare Health Sr Sub Notes, 9.35%, 12/15/07 (144A)....................       7,000,000(1)          7,157,500
     ICN Pharmaceuticals Inc. Sr Notes, 9.25%, 08/15/05.........................       4,000,000             4,230,000
     Integrated Health Services, Inc. Sr Sub Notes, 9.50%, 09/15/07.............      11,500,000            11,845,000
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%, 12/15/06.......................       3,000,000             3,270,000
     Tenet Healthcare Corp. Sr Sub Notes, 10.125%, 03/01/05.....................       4,500,000             4,905,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07......................       4,500,000             4,635,000
     Vencor Inc. Sr Sub Notes, 8.625%, 07/15/07.................................       8,000,000             8,000,000
                                                                                                         -------------
                                                                                                            46,070,000
                                                                                                         -------------
  HOTELS & GAMING (6.5%)
     Alliance Gaming Corp. Sr Sub Notes, 10.00%, 08/01/07 (144A)................       5,000,000(1)          5,025,000
     Grand Casinos Inc. Sr Notes, 10.125%, 12/01/03.............................       4,000,000             4,320,000
     Hollywood Park Inc. Sr Sub Notes, 9.50%,08/01/07 (144A)....................       6,500,000(1)          6,971,250
     Host Marriott Properties Inc Sr Secured Notes, 9.50%, 05/15/05.............       8,000,000             8,530,000
     Host Marriott Properties Inc. Sr Notes, 8.875%, 07/15/07...................       3,500,000             3,683,750
     John Q Hammons Hotels L.P. 1st Mtg, Notes, 9.75%, 10/01/05.................       7,000,000             7,420,000
     John Q Hammons Hotels L.P. 1st Mtg. Notes, 8.875%, 02/15/04................       5,000,000             5,106,250
     Prime Hospitality Corp. 1st Mtg. Notes, 9.25%, 01/15/06....................       8,000,000             8,420,000
     Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07......................       6,000,000             6,390,000
     Red Roof Inns Inc. Sr Sub Notes, 9.625%, 12/15/03..........................       6,000,000             6,195,000
     Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07................       7,000,000             7,210,000

    The accompanying notes are an integral part of the financial statements.
6

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  HOTELS & GAMING (6.5%) (CONTINUED)
     Trump Atlantic City 1st Mtg. Notes, 11.25%, 05/01/06.......................  $    8,500,000         $   8,287,500
     Trump Atlantic City 1st Mtg. Notes II, 11.25% 05/01/06 (144A)..............       5,000,000(1)          4,837,500
     Venetian Casino Mtg. Notes, 12.25%, 11/15/04 (144A)........................       5,000,000(1)          5,006,250
                                                                                                         -------------
                                                                                                            87,402,500
                                                                                                         -------------
  INDEPENDENT POWER (2.2%)
     AES Corp. Sr Sub Notes, 8.375%, 08/15/07...................................       6,000,000             5,985,000
     AES Corp. Sr Sub Notes, 8.50% 11/01/07 (144A)..............................       5,500,000(1)          5,506,875
     California Energy Co. Inc. Sr Notes, 10.25%, 01/15/04......................       4,500,000             4,837,500
     Calpine Corp. Sr Notes, 10.50%, 05/15/06...................................       5,500,000             5,967,500
     Calpine Corp. Sr Notes, 8.75%, 07/15/07....................................       7,500,000             7,650,000
                                                                                                         -------------
                                                                                                            29,946,875
                                                                                                         -------------
  METALS & MINING (7.0%)
     AK Steel Corp. Sr Notes, 9.125%, 12/15/06..................................       8,000,000             8,200,000
     Armco Inc. Sr Notes, 9.375%, 11/01/00......................................       5,600,000             5,768,000
     Armco Inc. Sr Notes, 9.00%, 09/15/07.......................................       5,000,000             4,925,000
     Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07 (144A).......       7,500,000(1)          7,537,500
     EES Coke Battery Co. Inc. Series B, Sr Secured Notes, 9.382%, 04/15/07
      (144A)....................................................................       5,750,000(1)          6,066,250
     Glencore Nickel Pty Limited Sr Secured Bonds, 9.00%, 12/01/14 (144A).......       7,000,000(1)          6,930,000
     Hylsa S.A. de C.V. Notes, 9.25%, 09/15/07 (144A)...........................       5,000,000(1)          4,950,000
     Jorgensen Earle M. Co. Sr Notes, 10.75%, 03/01/00..........................       2,500,000             2,575,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02................       4,500,000             4,635,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06...............       3,000,000             3,240,000
     LTV Corp. Sr Notes, 8.20%, 09/15/07 (144A).................................       8,000,000(1)          7,760,000
     Murrin Murrin Sr Sub Notes, 9.375%, 08/31/07 (144A)........................       7,000,000(1)          6,965,000
     Oregon Steel Mills 1st Mtg. Notes, 11.00%, 06/15/03........................       5,000,000             5,412,500
     Westmin Resources Ltd. Sr Secured Notes, 11.00%, 03/15/07..................       4,500,000             4,927,500
     Wheeling Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07 (144A).................       7,500,000(1)          7,293,750
     Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.......................       7,000,000             7,700,000
                                                                                                         -------------
                                                                                                            94,885,500
                                                                                                         -------------
  OIL/GAS (5.8%)
     Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05..................       2,400,000             2,532,000
     DI Industries Sr Notes, 8.875%, 07/01/07...................................       5,000,000             5,200,000
     Energy Corp Of America Sr Sub Notes, 9.50%, 05/15/07.......................       5,500,000             5,500,000
     Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06.........................       7,000,000             7,420,000
     Giant Industries Sr Sub Notes, 9.00%, 09/01/07 (144A)......................      10,000,000(1)          9,950,000
     Gulf Canada Resources, Ltd. Sr Sub Debs, 9.25%, 01/15/04...................       4,000,000             4,203,720
     J Ray McDermott S.A. Sr Sub Notes, 9.375%, 07/15/06........................       7,500,000             8,062,500
     Mariner Energy Corporation Sr Sub Notes, 10.50%, 08/01/06..................       3,500,000             3,675,000
     Nuevo Energy Co. Sr Sub Notes, 9.50%, 04/15/06.............................       3,000,000             3,191,250
     Parker Drilling Co. Sr Notes, 9.75%, 11/15/06..............................       8,000,000             8,600,000
     Petroleum Heat & Power Sub Notes, 10.125%, 04/01/03........................       4,500,000             4,275,000
     Pride Petroleum Services Sr Notes, 9.375%, 05/15/07........................       3,000,000             3,225,000
     Transamerican Energy Corp. Sr Secured Notes, 11.50%, 06/15/02 (144A).......       7,000,000(1)          6,860,000
     Trico Marine Serv Senior Note, 8.50%, 08/01/05 (144A)......................       5,000,000(1)          5,012,500
     Wainoco Oil Corp. Sr Notes, 12.00%, 08/01/02...............................         646,000               671,840
                                                                                                         -------------
                                                                                                            78,378,810
                                                                                                         -------------
  PACKAGING/CONTAINERS (2.4%)
     Container Corp. of America Sr Notes, 9.75%, 04/01/03.......................       5,000,000             5,400,000
     Container Corp. of America Sr Notes, 11.25%, 05/01/04......................       3,500,000             3,832,500
     Gaylord Container Corp. Sr Notes, 9.75%, 06/15/07..........................       7,500,000             7,537,500
     Gaylord Container Sr Sub Debs., 12.75%, 05/15/05...........................       7,000,000             7,507,500
     Silgan Corp. Sr Sub Debs., 9.00%, 06/01/09.................................       3,500,000             3,587,500
     Vicap S.A. Gtd. Sr Notes, 10.25%, 05/15/02 (144A)..........................       4,750,000(1)          4,963,750
                                                                                                         -------------
                                                                                                            32,828,750
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  PUBLISHING/ADVERTISING (3.8%)
     Big Flower Press Sr Sub Notes, 8.875%, 07/01/07............................  $    5,000,000         $   5,037,500
     Hollinger International Publishing Sr Sub Notes, 9.25%, 03/15/07...........       6,000,000             6,330,000
     ITT Promedia Sr Sub Notes, 9.125%, 09/15/07 (144A).........................      12,000,000(a)(1)       7,011,450
     Lamar Advertising Co. Sr Sub Notes, 9.625%, 12/01/06.......................       4,500,000             4,848,750
     MDC Communications Corp. Sr Sub Notes, 10.50%, 12/01/06....................       4,750,000             5,023,125
     Outdoor Systems Inc Sr Sub Notes, 8.875%, 06/15/07.........................       9,000,000             9,405,000
     Petersen Publishing Sr Sub Notes, 11.125%, 11/15/06........................       3,000,000             3,390,000
     Universal Outdoor Inc. Sr Sub Notes, 9.75%, 10/15/06.......................       4,500,000             5,040,000
     World Color Press Inc. Sr Sub Notes, 9.125%, 03/15/03......................       5,400,000             5,643,000
                                                                                                         -------------
                                                                                                            51,728,825
                                                                                                         -------------
  REAL ESTATE (1.1%)
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00....................      16,000,000            11,560,000
     Trizec Finance Ltd. Sr Notes, 10.875%, 10/15/05............................       2,965,000             3,320,800
                                                                                                         -------------
                                                                                                            14,880,800
                                                                                                         -------------
  RETAIL (2.7%)
     Jitney-Jungle Stores Sr Sub Notes, 10.375%, 09/15/07.......................       6,000,000             6,210,000
     Nine West Group Inc. Sr Notes, 8.375%, 08/15/05 (144A).....................       5,000,000(1)          4,762,500
     Nine West Group Inc. Sr Sub Notes, 9.00%, 08/15/07 (144A)..................       6,000,000(1)          5,715,000
     Petro Stopping Centers Sr Notes, 10.50%, 02/01/07..........................       6,000,000             6,360,000
     The Pantry Inc. Sr Sub Notes, 10.25%, 10/15/07 (144A)......................       4,500,000(1)          4,623,750
     TravelCenters of America Sr Sub Notes, 10.25%, 04/01/07....................       5,000,000             5,250,000
     Zale Corp. Senior Note, 8.50%, 10/01/07 (144A).............................       3,000,000(1)          2,985,000
                                                                                                         -------------
                                                                                                            35,906,250
                                                                                                         -------------
  TEXTILES (1.9%)
     Delta Mills Inc. Sr Notes, 9.625%, 09/01/07 (144A).........................       7,000,000(1)          7,105,000
     Dominion Textile (USA) Inc. Gtd. Sr Notes, 9.25%, 04/01/06.................       8,500,000             9,520,000
     Pillowtex Corp. Sr Sub Notes, 10.00%, 11/15/06.............................       2,500,000             2,675,000
     Westpoint Stevens, Inc. Sr Sub Notes, 9.375%, 12/15/05.....................       6,000,000             6,300,000
                                                                                                         -------------
                                                                                                            25,600,000
                                                                                                         -------------
  TRANSPORTATION (3.5%)
     Coach USA Inc. Sr Sub Notes, 9.375%, 07/01/07..............................       5,000,000             5,150,000
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.................       3,000,000             3,067,500
     GPA Delaware Inc. Gtd. Notes, 8.75%, 12/15/98..............................       4,000,000             4,060,000
     Navigator Gas Transport, First Priority Ship Mtg. Notes, 10.50%, 06/30/07
      (144A)....................................................................       6,000,000(1)          6,360,000
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%,
      01/15/00..................................................................         942,000               979,445
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%,
      03/28/03..................................................................       1,000,000             1,041,680
     Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03..............................       3,000,000             3,120,000
     Stena AB Sr Notes, 10.50%, 12/15/03........................................       5,000,000             5,437,500
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 9.80%,
      01/15/00..................................................................         654,000               679,997
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 10.00%,
      01/15/02..................................................................       1,334,000             1,393,096
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A, 11.20%,
      03/19/05..................................................................       3,678,885             3,954,802
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%,
      06/27/02..................................................................         803,000               838,717
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%,
      06/27/01..................................................................         837,000               878,791
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.43%,
      06/27/04..................................................................       1,014,000             1,054,874
     US Air, Inc Sr Notes, 10.00%, 07/01/03.....................................       3,000,000             3,105,000
     Valuejet Inc. Sr Notes, 10.50%, 04/15/01 (144A)............................       6,000,000(1)          5,925,000
                                                                                                         -------------
                                                                                                            47,046,402
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
8

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  UTILITIES -- ELECTRIC (1.2%)
     Beaver Valley Funding Corp. Debs., 8.625%, 06/01/07........................  $    1,499,000         $   1,596,150
     Cleveland Electric Illum 1st Mtg. Bonds, 9.50%, 05/15/05...................       4,000,000             4,388,120
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...........................       4,000,000             4,106,520
     Tucson Electric Power Company, Springerville Unit 1, 10.21%, 01/01/09......       5,526,015             5,802,316
                                                                                                         -------------
                                                                                                            15,893,106
                                                                                                         -------------
     TOTAL CORPORATE BONDS (COST $1,167,872,213)................................                         1,216,394,056
                                                                                                         -------------
FOREIGN GOVERNMENTS (1.5%)
  SOVEREIGN DEBT(1.5%)
     Brazil Brady Capitalization Step-Up Bonds, 4.00/8.00%, 04/15/14............      15,393,510(2)         12,083,905
     Republic of Brazil IDU, Floating Rate Note, 6.8125%, 01/01/01..............       7,850,000(4)          7,477,125
                                                                                                         -------------
     TOTAL FOREIGN GOVERNMENTS (COST $18,618,517)...............................                            19,561,030
                                                                                                         -------------
MORTGAGE-BACKED SECURITIES (0.4%)
  REAL ESTATE(0.3%)
     RTC Mtg. Tr. Series 1994-C1 Class F Mortgage Loan Backed Bonds, 8.00%,
      06/25/26..................................................................       2,163,114             2,163,114
     RTC Mtg. Tr. Series 1994-C2 Class G Mortgage Loan Backed Bonds, 8.00%,
      04/25/25..................................................................       1,500,759             1,504,511
                                                                                                         -------------
                                                                                                             3,667,625
                                                                                                         -------------
  RETAIL (0.1%)
     National Convenience Realty Co. Secured Notes, 9.50%, 06/30/03.............       1,617,538             1,690,327
                                                                                                         -------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $4,251,282).........................                             5,357,952
                                                                                                         -------------
PREFERRED STOCKS (1.4%)
  CABLE (0.5%)
     Cablevision Systems Corp. 11.125% Series M.................................          58,983(3)          6,871,514
                                                                                                         -------------
  CONSUMER GROUPS (0.1%)
     Pantry Pride Inc. $14.875 Series B.........................................          11,000             1,100,000
                                                                                                         -------------
  FOREST & PAPER PRODUCTS (0.4%)
     Asia Pulp & Paper, 12.00%, Series A........................................       6,000,000             4,980,000
                                                                                                         -------------
  HEALTH CARE (0.3%)
     Fresenius Medical Care Capital Trust, Trust Pfd., 9.00%....................       4,000,000             4,180,000
                                                                                                         -------------
  METALS & MINING (0.1%)
     Freeport McMoran Corp. Series Gold.........................................          70,000             1,680,000
                                                                                                         -------------
     TOTAL PREFERRED STOCKS (COST $18,629,359)..................................                            18,811,514
                                                                                                         -------------
COMMERCIAL PAPER (1.0%)
  FINANCIAL SERVICES/INSURANCE (0.2%)
     Mercury Finance, 7.00%, 03/07/97...........................................       2,531,721             2,126,646
                                                                                                         -------------
  TEXTILES (0.8%)
     ING / Pt Polysindo, Discount Note, 02/10/98................................       5,000,000             4,825,000
     ING / Pt Polysindo, Discount Note, 04/08/98................................       4,578,034             4,372,022
     ING / Pt Polysindo, 10.50%, 07/15/98.......................................       2,130,250             1,970,481
                                                                                                         -------------
                                                                                                            11,167,503
                                                                                                         -------------
     TOTAL COMMERCIAL PAPER (COST $13,678,187)..................................                            13,294,149
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                       SHARES OR
                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.2%)
     Bank Of New York Repurchase Agreement 5.75%, 01/02/98 (dated 12/31/97;
      proceeds $56,845,753, collateralized by $56,690,000 U.S. Treasury Notes,
      6.375%, due 05/15/00, valued at $57,965,525)..............................  $   56,827,600         $  56,827,600
                                                                                                         -------------
     TOTAL REPURCHASE AGREEMENTS (COST $56,827,600).............................                            56,827,600
                                                                                                         -------------
MONEY MARKET FUNDS (0.0%)
     Bank Of New York Cash Reserve MM Fund......................................              39                    39
                                                                                                         -------------
     TOTAL MONEY MARKET FUNDS (COST $39)........................................                                    39
                                                                                                         -------------
     TOTAL INVESTMENTS (COST $1,282,657,562) (+) -- 99.0%.......................                         1,333,632,850
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%.................................                            12,935,124
                                                                                                         -------------
     TOTAL NET ASSETS -- 100.0%.................................................                         $1,346,567,974
                                                                                                         -------------
                                                                                                         -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................  $57,062,657
Unrealized depreciation..................  (6,087,369)
                                           ----------
Net unrealized appreciation..............  $50,975,288
                                           ----------
                                           ----------

Principal denominated in the following currencies:

(a) German Deutsche Mark. (b) Canadian Dollar.

(1) Security exempt from registration under Rule  144A of the Securities Act  of
    1933.   These  securities  may   be  resold  in   transactions  exempt  from
    registration, normally to qualified institutional buyers.

(2) Step-Up Bond.

(3) Payment In Kind Security.

(4) Interest rate reflected is rate in effect at December 31, 1997.

    The accompanying notes are an integral part of the financial statements.
10

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The full year 1997 and fourth quarter total return of the OFFITBANK Emerging Markets Fund were 10.67% and -3.36%, respectively. In the corresponding periods our composite benchmark, composed of 50% JP Morgan Emerging Markets Bond Index+ and 50% JP Morgan Latin America Eurobond Index, returned 12.03% and -3.09%. The net asset value per share as of December 31, 1997 was $10.46 versus $11.03 at the beginning of the year. NAV growth is after the $0.58 year end distribution. Since its inception on March 8, 1994, the Fund's average annualized return is 14.12%. On December 31, 1997, the Fund had an approximate current yield of 10.25%, an approximate average duration of 4.4 years, and a 30 day SEC yield of 10.25%.

At year end, 55% of the Fund was invested in dollar-denominated Eurobonds, 31% in U.S. dollar-denominated Brady and pre-Brady sovereign debt, 9% in local market instruments, and 5% in cash and accrued income. The Fund's foreign currency exposure was limited to 6% of assets. At quarter end, the fund maintained a 96% allocation to Latin America with the largest allocations to Brazil (30%), Mexico (23%), and Argentina (22%), as well as 4% in Moroccan sovereign, dollar-denominated bank debt.

The recent financial crisis in Asia led to an indiscriminate sell-off of all emerging markets financial securities. In our opinion, the decline in bond prices in Latin America was exaggerated. All markets are not alike. Latin American economies, which restructured in the 1980s and 1990s, are fundamentally strong, and their corporations are far less leveraged and better prepared for today's globally competitive business environment. Accordingly, we view this indiscriminate sell-off as an opportunity to selectively buy Latin American dollar-denominated debt securities at attractive prices.

Looking ahead to 1998, we expect volatility sparked by the Asian crisis to subside outside of Asia and fundamentals to reassert themselves in global markets. In this environment, we expect that investors will begin to reassess the attractiveness of other emerging markets, particularly Latin America. We believe that our approach of investing based on fundamental research and credit risk management will be rewarded with competitive risk-adjusted returns.

The Fund continues to focus on good quality, dollar-denominated, non-investment grade emerging markets corporate Eurobonds. In today's environment, the fixed income investor is presented with opportunities to invest in good quality corporate credits offering spreads of 450-650 basis points over comparable U.S. Treasury issues and carrying absolute yields to maturity of approximately 10%-12%.

Richard M. Johnston                                         Wallace Mathai-Davis

January 13, 1998

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Emerging Markets Fund at the trading commencement date of March 8, 1994 and held through December 31, 1997 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and the J.P. Morgan Latin America Eurobond Index. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                          50% J.P. MORGAN EMERGING

                                                                                                Markets Bond Index(7)
                                                                    OFFITBANK Emerging            and 50% J.P. Morgan
                                                                          Markets Fund   Latin America Eurobond Index
3/8/94                                                                        $250,000                       $250,000
3/31/94                                                                       $247,800                       $229,750
6/30/94                                                                       $251,046                       $227,544
9/30/94                                                                       $260,360                       $246,476
12/31/94                                                                      $240,078                       $223,776
3/31/95                                                                       $237,269                       $199,339
6/30/95                                                                       $259,833                       $243,892
9/30/95                                                                       $278,645                       $262,647
12/31/95                                                                      $296,256                       $281,873
3/31/96                                                                       $309,291                       $292,387
6/30/96                                                                       $330,725                       $314,374
9/30/96                                                                       $352,916                       $342,133
12/31/96                                                                      $374,868                       $364,167
3/31/97                                                                       $383,839                       $368,766
6/30/97                                                                       $410,289                       $398,219
9/30/97                                                                       $429,105                       $420,997
12/31/97                                                                      $414,883                       $407,988
Average Annual Total Return                                                                                  One Year
OFFITBANK Emerging Markets Fund*                                                                               10.67%
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index                                                               12.03%
J.P. Morgan Latin America Eurobond Index                                                                       11.01%
J.P. Morgan Emerging Markets Bond Index+                                                                       13.03%



                                                                       J.P. Morgan Latin   J.P. Morgan Emerging
                                                                  America Eurobond Index    Markets Bond Index+
3/8/94                                                                          $250,000               $250,000
3/31/94                                                                         $242,500               $217,000
6/30/94                                                                         $237,771               $217,087
9/30/94                                                                         $244,881               $246,741
12/31/94                                                                        $223,135               $223,226
3/31/95                                                                         $199,126               $198,493
6/30/95                                                                         $242,336               $244,146
9/30/95                                                                         $264,268               $259,601
12/31/95                                                                        $279,146               $282,991
3/31/96                                                                         $288,860               $294,254
6/30/96                                                                         $300,386               $326,769
9/30/96                                                                         $315,345               $368,171
12/31/96                                                                        $333,635               $394,237
3/31/97                                                                         $339,440               $397,312
6/30/97                                                                         $361,708               $434,739
9/30/97                                                                         $378,129               $464,736
12/31/97                                                                        $370,377               $445,589
                                                                         Since Inception
Average Annual Total Return                                              (March 8, 1994)
OFFITBANK Emerging Markets Fund*                                                  14.12%
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index                                  13.69%
J.P. Morgan Latin America Eurobond Index                                          10.85%
J.P. Morgan Emerging Markets Bond Index+                                          16.35%

*The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (0.8%)
  BANKING (0.8%)
    CHILE (0.8%)
     Citibank Chilean Peso-Linked Time Deposit, UF + 4.95%, 05/14/98............         700,561,311(a)(4)  $  1,710,389
                                                                                                            ------------
    TOTAL CERTIFICATES OF DEPOSIT (COST $1,803,444).............................                               1,710,389
                                                                                                            ------------
CORPORATE BONDS (45.1%)
  AUTOMOTIVE (1.3%)
    BRAZIL (1.3%)
     Ford Brazil Ltd, 9.125%, 11/08/04..........................................  $          750,000             716,250
     Iochpe Maxion S.A., 12.375%, 11/08/02......................................           2,400,000           2,064,000
                                                                                                            ------------
                                                                                                               2,780,250
                                                                                                            ------------
  BANKS (2.4%)
    ARGENTINA (0.1%)
     Banco Roberts, 11.75%, 11/16/00............................................             300,000             306,000
                                                                                                            ------------
    MEXICO (0.2%)
     Grupo Financiero Banamex Convertible, 11.00%, 07/15/03, (144A).............             400,000(1)          430,000
                                                                                                            ------------
    MOROCCO (2.1%)
     Morocco Tranche A Loan, 6.66%, 01/01/09....................................           5,000,000(3)        4,328,125
                                                                                                            ------------
                                                                                                               5,064,125
                                                                                                            ------------
  BUILDING MATERIALS (2.1%)
    MEXICO (2.1%)
     Cemex, 12.75%, 07/15/06....................................................           3,700,000           4,421,500
                                                                                                            ------------
  FOOD (2.6%)
    BRAZIL (2.6%)
     Arisco Prod Alimenticios, 10.75%, 05/22/05, (144A).........................           6,000,000(1)        5,580,000
                                                                                                            ------------
  HOTEL & TOURISM (3.0%)
    MEXICO (3.0%)
     Grupo Posadas S.A. de C.V., 10.375%, 02/13/02, (144A)......................           6,200,000(1)        6,355,000
                                                                                                            ------------
  INDUSTRIAL (4.6%)
    BRAZIL (0.5%)
     Elevadores Atlas, 11.00/11.50/11.75%, 07/11/04.............................           1,000,000(2)        1,000,000
                                                                                                            ------------
    MEXICO (4.1%)
     Vicap S.A., 11.375%, 05/15/07..............................................           3,000,000           3,210,000
     Vicap S.A. Gtd. Sr Notes, 10.25%, 05/15/02 (144A)..........................           5,300,000(1)        5,538,500
                                                                                                            ------------
                                                                                                               8,748,500
                                                                                                            ------------
                                                                                                               9,748,500
                                                                                                            ------------
  INFRASTRUCTURE (1.2%)
    ARGENTINA (1.2%)
     Cia Latino Americana, 11.625%, 06/01/04....................................           2,450,000           2,462,250
                                                                                                            ------------
  MANUFACTURING (1.2%)
    MEXICO (1.2%)
     Internacional De Ceramica, 9.750%, 8/1/02, (144A)..........................           2,750,000(1)        2,571,250
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  MEDIA (8.8%)
    ARGENTINA (2.4%)
     Impsat Corp., 12.125%, 07/15/03............................................  $        5,000,000        $  5,037,500
                                                                                                            ------------
    BRAZIL (3.3%)
     Abril S.A., 12.00%, 10/25/03...............................................           2,500,000           2,525,000
     Globo Communicacoes Participacoes, 10.50%, 12/20/06........................             250,000             232,500
     RBS Participacoes S.A., 14.00%, 12/15/03...................................           2,280,000           2,371,200
     RBS Participacoes S.A., 11.00%, 04/01/07, (144A)...........................           2,000,000(1)        1,850,000
                                                                                                            ------------
                                                                                                               6,978,700
                                                                                                            ------------
    MEXICO (3.1%)
     Grupo Televisa, 0/13.25%, 05/15/08, (144A).................................             850,000(1)(2)       637,500
     Grupo Televisa S.A., (Regular), 0/13.25%, 05/15/08.........................           1,000,000(2)          750,000
     Grupo Televisa S.A., 0/13.25%, 05/15/08....................................           4,150,000(2)        3,112,500
     TV Azteca S.A. de C.V., 10.125%, 02/15/04..................................           2,000,000           2,040,000
                                                                                                            ------------
                                                                                                               6,540,000
                                                                                                            ------------
                                                                                                              18,556,200
                                                                                                            ------------
  PAPER/PULP (2.9%)
    MEXICO (2.9%)
     Grupo Industrial Durango, 12.625%, 08/01/03................................           5,550,000           6,202,125
                                                                                                            ------------
  PETROCHEMICALS (2.4%)
    BRAZIL (1.2%)
     Opp Petroquimica, 11.50%, 02/23/04, (144A).................................           2,150,000(1)        2,085,500
     Trikem, 10.625%, 07/24/07..................................................             500,000             425,000
                                                                                                            ------------
                                                                                                               2,510,500
                                                                                                            ------------
    MEXICO (1.2%)
     Cydsa S.A., 9.375%, 06/25/02 (144A)........................................           2,500,000(1)        2,481,250
                                                                                                            ------------
                                                                                                               4,991,750
                                                                                                            ------------
  STEEL (8.6%)
    ARGENTINA (3.4%)
     Acindar, 11.25%, 02/15/04..................................................           7,250,000           7,159,375
                                                                                                            ------------
    BRAZIL (2.5%)
     Csn Iron S.A., 9.125%, 06/01/07............................................           5,250,000           4,462,500
     Metalurgica Gerdau, 11.125%, 05/24/04......................................             750,000             750,000
                                                                                                            ------------
                                                                                                               5,212,500
                                                                                                            ------------
    MEXICO (2.7%)
     Hylsa S.A. de C.V. Bonds, 9.25%, 09/15/07..................................           5,600,000           5,544,000
                                                                                                            ------------
                                                                                                              17,915,875
                                                                                                            ------------
  TELECOMMUNICATIONS (2.0%)
    DOMINICAN REPUBLIC (0.5%)
     Tricom S.A., 11.375%, 09/01/04, (144A).....................................           1,000,000(1)          960,000
                                                                                                            ------------
    MEXICO (1.5%)
     Grupo Iusacell S.A. de C.V., 10.00%, 07/15/04..............................           3,250,000           3,250,000
                                                                                                            ------------
                                                                                                               4,210,000
                                                                                                            ------------
  UTILITIES (2.0%)
    ARGENTINA (0.4%)
     Ieba, 9.00%, 09/16/04......................................................           1,000,000             932,500
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.
14

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
    BRAZIL (1.6%)
     Companhia Saneamento Basico, 10.00%, 07/28/05, (144A)......................  $        2,900,000(1)     $  2,581,000
     Compania Paranaense De Energy, 9.75%, 05/02/05.............................             750,000             721,875
                                                                                                            ------------
                                                                                                               3,302,875
                                                                                                            ------------
                                                                                                               4,235,375
                                                                                                            ------------
    TOTAL CORPORATE BONDS (COST $96,485,143)....................................                              95,094,200
                                                                                                            ------------
FOREIGN GOVERNMENTS (51.6%)
  SOVEREIGN DEBT (51.6%)
    ARGENTINA (15.1%)
     Argentina, 11.00%, 10/09/06................................................           6,000,000           6,307,500
     Argentina Bocon Pre-2 Floating Rate Bonds, 5.6875%, 04/01/01...............           1,650,000(3)        1,684,031
     Argentina Bocon Pro 1 Floating Rate Bonds, 3.39%, 04/01/07.................          14,500,000(b)(3)    12,907,583
     Republic of Argentina Brady FRB Bond, 6.6875%, 03/31/05....................           9,744,000(3)        8,684,340
     Republic of Argentina Global Bonds, 11.375%, 01/30/17......................           2,000,000           2,186,250
                                                                                                            ------------
                                                                                                              31,769,704
                                                                                                            ------------
    BRAZIL (18.2%)
     Brazil Brady Capitalization Step-Up Bonds, 4.00/8.00%, 04/15/14............          15,678,575(2)       12,297,882
     Brazil Brady DCB Floating Rate Brady Bonds, 6.75%, 04/15/12................          12,250,000(3)        9,294,688
     Brazil Brady Disc. Z Floating Rate, 6.6875%, 04/15/24......................           5,000,000(3)        4,090,625
     Brazil Brady NMB, Floating Rate Brady, 6.75%, 04/15/09.....................           8,000,000(3)        6,440,000
     Republic of Brazil IDU, Floating Rate Note, 6.81%, 01/01/01................           6,672,500(3)        6,343,045
                                                                                                            ------------
                                                                                                              38,466,240
                                                                                                            ------------
    COLOMBIA (0.3%)
     Colombian Treasury Bonds, 25.50%, 08/19/98.................................         750,000,000(c)          614,337
                                                                                                            ------------
    ECUADOR (3.6%)
     Ecuador Brady Discount Floating Rate Bonds, 6.6875%, 02/28/25..............           6,500,000(3)        4,915,625
     Republic of Ecuador 11.25%, 04/25/02.......................................           2,500,000           2,588,750
                                                                                                            ------------
                                                                                                               7,504,375
                                                                                                            ------------
    MEXICO (1.3%)
     Mexican Undibonos, UDI + 6.50%, 05/09/02...................................             110,000(d)(4)     2,816,202
                                                                                                            ------------
    MOROCCO (2.0%)
     Morocco Snap Notes, 11.50%, 01/29/09.......................................           7,500,000(e)        4,294,768
                                                                                                            ------------
    VENEZUELA (11.1%)
     Republic Of Venezuela, 10.25%, 10/4/03.....................................          11,000,000(e)        6,604,770
     Venezuela Brady DCB, Floating Rate Bond, 6.75%, 12/18/07...................           2,857,142(3)        2,555,356
     Venezuela Brady FLIRB, Floating Rate Bonds, 6.75%, 03/31/07................           9,047,607(3)        8,120,227
     Republic of Venezuela, 9.25%, 09/15/27.....................................           6,500,000           5,825,625
     Venezuelan Brady FLIRB Ser B, Floating Rate Brady Note, 6.75%, 03/31/07....             226,190(3)          203,006
                                                                                                            ------------
                                                                                                              23,308,984
                                                                                                            ------------
    TOTAL FOREIGN GOVERNMENTS (COST $107,924,883)...............................                             108,774,610
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.0%)
  UNITED STATES (3.0%)
     Chase Manhattan Bank Repurchase Agreement, 5.40%, 01/02/98 (dated 12/31/97;
      proceeds $6,265,212, collateralized by $4,990,000 U.S. Treasury Bonds
      8.125% due 08/15/19, valued at $6,370,369)
    TOTAL REPURCHASE AGREEMENTS (COST $6,263,333)...............................  $        6,263,333        $  6,263,333
                                                                                                            ------------
                                                                                                               6,263,333
                                                                                                            ------------
    TOTAL INVESTMENTS (COST $212,476,803) (+) -- 100.5%.........................                             211,842,532
    LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)................................                              (1,065,939)
                                                                                                            ------------
    TOTAL NET ASSETS -- 100.0%..................................................                            $210,776,593
                                                                                                            ------------
                                                                                                            ------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation..................  $4,051,209
Unrealized depreciation..................  (4,685,480)
                                           ---------
Net unrealized depreciation..............  $(634,271)
                                           ---------
                                           ---------

Principal denominated in the following currencies:

(a) Chilean Peso    (b) Argentine Peso    (c) Columbian Peso    (d) Mexican
    Peso    (e) German Deutsche Mark

(1) Security  exempt from registration under Rule  144A of the Securities Act of
    1933.  These  securities   may  be  resold   in  transactions  exempt   from
    registration, normally to qualified institutional buyers.

(2) Step-Up Bond.

(3) Interest rate reflected is rate in effect at December 31, 1997.

(4) Fair valued security.

UDI -- Unidades de Inversion.

UF -- Unidad de Fomento.

    The accompanying notes are an integral part of the financial statements.
16

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The full year 1997 and fourth quarter total return of the OFFITBANK Latin America Equity Fund Select Shares were 24.22% and -13.33% respectively. In the corresponding periods our comparative benchmark* returned 24.05% and -10.55%. The net asset value per share as of December 31, 1997 was $14.13 versus $11.66 as of December 31, 1996. NAV growth is after the $0.25 year end distribution. Since its inception on February 13, 1996, the Fund's average annualized return is 25.50%.

As of December 31, 1997, the Fund was fully invested with a residual cash position of 2%. The Fund was diversified across seven countries with the highest weightings concentrated in the largest economies of Brazil (36%), Mexico (32%), and Argentina (14%). The Fund held 66 separate securities at year end, and was diversified across 16 industries with the largest positions in Telecommunications (22%), Food/Beverage (13%), Electric Utilities (10%), Iron/Steel (10%), and Retail (10%).

As you may recall, the Fund changed investment objectives as of May 1, 1997 to permit a 100% allocation to equity instead of the previous 80% limit. Since the change in investment objective, the Fund has returned 7.68% versus 6.73% for the ING Barings Emerging Markets Latin America Equity Index.

The recent financial crisis in Asia led to an indiscriminate sell-off of all emerging markets financial securities. In our opinion, the decline in asset prices in Latin America was exaggerated. All markets are not alike. Latin American economies, which restructured in the 1980s and 1990s, are fundamentally strong, and their corporations are far better prepared for today's globally competitive business environment. In our view, these events have created opportunities to selectively buy securities of companies with sound businesses at cheaper prices.

Looking ahead to 1998, we expect volatility sparked by the Asian crisis to subside outside of Asia and fundamentals to reassert themselves in global markets. In this environment, we expect that investors will begin to reassess the attractiveness of other emerging markets, particularly Latin America. Latin America, we believe, will prove particularly attractive as relatively high economic growth, underpinned by sound macro policies and strong financial systems, spurs rising corporate earnings and declining perceived risk.

We continue to believe that our approach of focusing on large capitalization, well managed, "blue chip" companies and privatization plays (where the government is selling to the private sector) will provide competitive returns at lower levels of volatility.

Richard M. Johnston
January 13, 1998

 *Prior to May 1, 1997, the Fund was known as the OFFITBANK Latin America  Total
  Return Fund and its Benchmark was composed of 75% of the Latin America equity component of ING Barings Emerging Markets Index and 25% J.P. Morgan Latin America Eurobond Index. Effective May 1, 1997, and due to the change of investment objective, the Benchmark was changed to 100% of the Latin America equity component of the ING Barings Emerging Markets Index.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the Select Shares of the OFFITBANK Latin America Equity Fund at the trading commencement date of February 13, 1996 and held through December 31, 1997 as well as the performance of the ING Barings Emerging Markets--Latin
America Equity Index and the J.P. Morgan Latin America Eurobond Index over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the ING Barings Emerging Markets--Latin America Equity Index and the J.P. Morgan Latin America Eurobond Index. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                       75% ING BARINGS EMERGING
                                                                   OFFITBANK LATIN      MARKETS-LATIN AMERICA
                                                                   AMERICA FUND -        EQUITY INDEX AND 25%
                                                                    SELECT SHARES         J.P. MORGAN LATIN
                                                                                       AMERICA EUROBOND INDEX**

2/13/96                                                                     $250,000                    $250,000
3/31/96                                                                     $242,450                    $240,175
6/30/96                                                                     $271,689                    $259,845
9/30/96                                                                     $287,230                    $262,781
12/31/96                                                                    $308,399                    $271,742
3/31/97                                                                     $345,805                    $303,606
6/30/97                                                                     $408,196                    $368,367
9/30/97                                                                     $442,040                    $376,839
12/31/97                                                                    $383,099                    $337,083
Total Return                                                                One Year             Since Inception
OFFITBANK Latin America Equity Fund Select Shares*                            24.22%                   25.50%(a)
OFFITBANK Latin America Equity Fund Advisor Shares*                              N/A                  (4.64%)(b)
Composite Index; 75% ING Barings Emerging Markets-Latin America
Equity Index and 25% J.P. Morgan Latin America Eurobond Index**               24.05%                      17.24%
ING Barings Emerging Markets-Latin America Equity Index                       28.36%                      18.36%
J.P. Morgan Latin America Eurobond Index                                      11.01%                      13.26%

                                                                  ING BARINGS EMERGING     J.P. MORGAN
                                                                 MARKETS-LATIN AMERICA    LATIN AMERICA
                                                                      EQUITY INDEX        EUROBOND INDEX
2/13/96                                                                        $250,000          $250,000
3/31/96                                                                        $238,100          $246,375
6/30/96                                                                        $260,934          $256,205
9/30/96                                                                        $260,542          $268,964
12/31/96                                                                       $267,343          $284,564
3/31/97                                                                        $307,872          $289,515
6/30/97                                                                        $375,019          $308,508
9/30/97                                                                        $383,645          $322,514
12/31/97                                                                       $343,170          $315,902
Total Return
OFFITBANK Latin America Equity Fund Select Shares*
OFFITBANK Latin America Equity Fund Advisor Shares*
Composite Index; 75% ING Barings Emerging Markets-Latin America
Equity Index and 25% J.P. Morgan Latin America Eurobond Index**
ING Barings Emerging Markets-Latin America Equity Index
J.P. Morgan Latin America Eurobond Index

 * The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

 **Effective May 1, 1997, due to the change of investment objective, the Benchmark was changed to 100% of the ING Barings Emerging Markets--Latin America Equity Index.

 (a)Inception of Select Shares was February 13, 1996.

 (b)Inception of Advisor Shares was June 23, 1997.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (72.2%)
  AUTO PARTS/RELATED (2.3%)
    MEXICO (1.3%)
      Corporacion Sanluis S.A. de C.V...........................................           86,200           $   708,625
                                                                                                            -----------
    PERU (1.0%)
      Ferreyros S.A.............................................................          535,371               563,137
                                                                                                            -----------
                                                                                                              1,271,762
                                                                                                            -----------
  BANKS (5.0%)
    ARGENTINA (2.6%)
      Banco de Galicia -- ADR*..................................................           14,834               381,975
      Banco del Suquia S.A......................................................           42,944               111,677
      Banco Rio -- ADR*.........................................................           66,033               924,461
                                                                                                            -----------
                                                                                                              1,418,113
                                                                                                            -----------
    COLOMBIA (1.0%)
      Banco De Bogota...........................................................          111,204               570,962
                                                                                                            -----------
    MEXICO (1.4%)
      Grupo Financiero Banorte Class B*.........................................          437,000               761,838
                                                                                                            -----------
                                                                                                              2,750,913
                                                                                                            -----------
  BEVERAGES (4.7%)
    CHILE (1.7%)
      Embotelladora Andina -- ADR...............................................           34,000               707,625
      Vina Concha y Toro -- ADR.................................................            9,000               227,250
                                                                                                            -----------
                                                                                                                934,875
                                                                                                            -----------
    MEXICO (3.0%)
      Coca-Cola Femsa -- ADR....................................................           16,000               928,000
      Panamerican Beverages Inc.................................................           22,900               747,113
                                                                                                            -----------
                                                                                                              1,675,113
                                                                                                            -----------
                                                                                                              2,609,988
                                                                                                            -----------
  BREWERY (4.8%)
    ARGENTINA (0.9%)
      Quilmes Industrial S.A. -- ADR............................................           37,000               506,438
                                                                                                            -----------
    COLOMBIA (2.4%)
      Bavaria...................................................................          127,100             1,305,351
                                                                                                            -----------
    MEXICO (1.5%)
      Grupo Modelo S.A..........................................................           99,450               836,046
                                                                                                            -----------
                                                                                                              2,647,835
                                                                                                            -----------
  BUILDING MATERIALS (2.3%)
    MEXICO (1.6%)
      Cemex SA de CV*...........................................................          196,500               890,524
                                                                                                            -----------
    PERU (0.7%)
      Cementos Lima, S.A........................................................           18,100               392,541
                                                                                                            -----------
                                                                                                              1,283,065
                                                                                                            -----------
  FINANCIAL SERVICES/INSURANCE (1.1%)
    COLOMBIA (1.1%)
      Suramericana De Seguros...................................................           30,900               584,595
                                                                                                            -----------
  FOOD (2.4%)
    MEXICO (2.4%)
      Grupo Industrial Bimbo....................................................          110,000             1,063,856
      Industrias Bachoco, S.A.*.................................................           14,600               284,700
                                                                                                            -----------
                                                                                                              1,348,556
                                                                                                            -----------
  FOREST & PAPER PRODUCTS (1.0%)
    MEXICO (1.0%)
      Grupo Industrial Durango S.A. -- ADR*.....................................           38,000               541,500
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
  INDUSTRIAL (4.6%)
    MEXICO (4.6%)
      Desc S.A. -- ADR..........................................................           35,396           $ 1,327,350
      Grupo Alfa S.A. de C.V....................................................          180,115             1,221,611
                                                                                                            -----------
                                                                                                              2,548,961
                                                                                                            -----------
  IRON/STEEL (8.8%)
    ARGENTINA (2.8%)
      Acindar Industria S.A.*...................................................          134,373               319,872
      Siderar S.A. Class A......................................................           80,600               342,619
      Siderca S.A. Class A......................................................          302,955               842,383
                                                                                                            -----------
                                                                                                              1,504,874
                                                                                                            -----------
    BRAZIL (0.7%)
      Companhia Siderurgica Nacional S.A........................................           14,000               388,889
                                                                                                            -----------
    MEXICO (5.3%)
      Hylsamex S.A. de C.V......................................................          174,530             1,027,920
      Industrias CH, S.A.*......................................................          100,550               603,425
      Tubos de Acero de Mexico -- ADR...........................................           57,650             1,246,680
                                                                                                            -----------
                                                                                                              2,878,025
                                                                                                            -----------
                                                                                                              4,771,788
                                                                                                            -----------
  MEDIA (3.0%)
    MEXICO (3.0%)
      Grupo Radio Centro S.A. -- ADR............................................           34,400               490,200
      Grupo Televisa -- GDR*....................................................           20,000               773,750
      TV Azteca S.A. ADR........................................................           17,400               392,588
                                                                                                            -----------
                                                                                                              1,656,538
                                                                                                            -----------
  METALS & MINING (0.1%)
    BRAZIL (0.1%)
      Companhia Vale Do Rio Doce, S.A. -- ON....................................            4,000                71,685
                                                                                                            -----------
  OIL/GAS (4.5%)
    ARGENTINA (4.5%)
      Perez Companc S.A. -- ADR*................................................           71,104             1,015,365
      YPF S.A. -- ADR...........................................................           42,200             1,442,713
                                                                                                            -----------
                                                                                                              2,458,078
                                                                                                            -----------
  RETAIL (7.7%)
    ARGENTINA (0.5%)
      Importadora Y Exporadora de la Patagonia..................................           16,254               292,631
                                                                                                            -----------
    COLOMBIA (0.6%)
      Cadenalco.................................................................          309,223               322,356
                                                                                                            -----------
    MEXICO (6.6%)
      Cifra S.A., De Cv Series V................................................          267,640               660,389
      Grupo Elektra S.A. -- GDR.................................................           47,700             1,678,443
      Organizacion Soriana S.A. Class B.........................................          287,900             1,267,259
                                                                                                            -----------
                                                                                                              3,606,091
                                                                                                            -----------
                                                                                                              4,221,078
                                                                                                            -----------
  TELECOMMUNICATIONS (17.0%)
    ARGENTINA (2.6%)
      Telecom Argentina S.A. -- ADR.............................................           22,600               807,950
      Telefonica de Argentina S.A. -- ADR.......................................           15,690               584,453
                                                                                                            -----------
                                                                                                              1,392,403
                                                                                                            -----------
    BRAZIL (8.7%)
      Telebras -- ADR...........................................................           32,400             3,772,574
      Telecomunicacoes Brasileiras S.A..........................................            9,600               976,344
                                                                                                            -----------
                                                                                                              4,748,918
                                                                                                            -----------
    CHILE (1.7%)
      Compania de Telecommunicaciones de Chile S.A. -- ADR......................           31,125               929,859
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.
20

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERU (1.7%)
      Telefonica del Peru S.A. -- ADR*..........................................           40,895           $   953,365
                                                                                                            -----------
    VENEZUELA (2.3%)
      Compania Anonima Nacional Telefonos de Venezuela -- ADR...................           31,000             1,290,375
                                                                                                            -----------
                                                                                                              9,314,920
                                                                                                            -----------
  UTILITIES (2.9%)
    VENEZUELA (2.9%)
      Citibank Equity Pass-Through Note Linked to C.A. La Electricidad de
       Caracas..................................................................        1,330,464             1,596,293
                                                                                                            -----------
        TOTAL COMMON STOCKS (COST $34,343,390)..................................                             39,677,555
                                                                                                            -----------
PREFERRED STOCKS (26.4%)
  AUTO PARTS/RELATED (0.5%)
    BRAZIL (0.5%)
      Iochpe Maxion S.A.*.......................................................            4,937               278,834
                                                                                                            -----------
  BANKS (3.1%)
    BRAZIL (3.1%)
      Banco Bradesco S.A........................................................           61,980               610,915
      Banco Itau S.A............................................................            1,433               770,430
      Unibanco GDR..............................................................           10,540               339,256
                                                                                                            -----------
                                                                                                              1,720,601
                                                                                                            -----------
  BREWERY (1.0%)
    BRAZIL (1.0%)
      Companhia Cervejaria Brahma...............................................              380               255,376
      Companhia Cervejaria Brahma -- ADR........................................           21,400               303,613
                                                                                                            -----------
                                                                                                                558,989
                                                                                                            -----------
  IRON/STEEL (1.4%)
    BRAZIL (1.4%)
      Gerdau S.A................................................................           59,380               744,910
                                                                                                            -----------
  MANUFACTURING (0.4%)
    BRAZIL (0.4%)
      Ericsson Telecomunicacoes S.A.*...........................................            7,492               240,335
                                                                                                            -----------
  METALS & MINING (1.8%)
    BRAZIL (1.8%)
      Compania Vale do Rio Doce S.A. -- PN......................................           50,520             1,016,285
                                                                                                            -----------
  OIL/GAS (3.6%)
    BRAZIL (3.6%)
      Petroleo Brasileiro.......................................................            8,490             1,985,565
                                                                                                            -----------
  RETAIL (2.1%)
    BRAZIL (2.1%)
      Companhia Brasileira de Distribuigao Pao de Acucar........................           63,636             1,163,239
                                                                                                            -----------
  TELECOMMUNICATIONS (5.2%)
    BRAZIL (5.2%)
      Telecomunicacoes de Minas Gerais S.A......................................            5,463               684,280
      Telecomunicacoes do Rio de Janeiro........................................            7,936               824,887
      Telecomunicacoes do Sao Paulo.............................................            5,129             1,364,877
                                                                                                            -----------
                                                                                                              2,874,044
                                                                                                            -----------
  UTILITIES (7.3%)
    BRAZIL (7.3%)
      Centrais Electricas Brasileiras...........................................           34,250             1,749,327
      Companhia Energetica de Minas Gerais......................................           27,340             1,187,918
      Companhia Paranaense de Energia...........................................           16,304               221,331
      Electricidade de Sao Paolo Class B*.......................................            4,320               812,903
                                                                                                            -----------
                                                                                                              3,971,479
                                                                                                            -----------
        TOTAL PREFERRED STOCKS (COST $15,378,644)...............................                             14,554,281
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
OPTIONS (0.0%)
    BRAZIL (0.0%)
      Banco Bradesco Rts. @ 7.00, 02/09/98......................................  $        70,800           $         0
                                                                                                            -----------
        TOTAL OPTIONS (COST $0).................................................                                      0
                                                                                                            -----------
REPURCHASE AGREEMENTS (1.8%)
  UNITED STATES (1.8%)
      Chase Manhattan Bank Repurchase Agreement, 5.40%, 01/02/98 (dated
       12/31/97; proceeds $1,016,223, collateralized by $890,000 U.S. Treasury
       Bonds 7.125% due 02/15/23, valued at $1,034,936)
        TOTAL REPURCHASE AGREEMENTS (COST $1,015,919)...........................        1,015,919             1,015,919
                                                                                                            -----------
                                                                                                              1,015,919
                                                                                                            -----------
        TOTAL INVESTMENTS (COST $50,737,953) (+) -- 100.4%......................                             55,247,755
        LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)............................                               (195,537)
                                                                                                            -----------
        TOTAL NET ASSETS 100.0%.................................................                            $55,052,218
                                                                                                            -----------
                                                                                                            -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................  $6,896,251
Unrealized depreciation..................  (2,386,449)
                                           ---------
Net unrealized appreciation..............  $4,509,802
                                           ---------
                                           ---------

* Denotes non-income producing security.

ADR -- American Depository Receipt.

GDR -- Global Depository Receipt.

    The accompanying notes are an integral part of the financial statements.
22

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The second half and full year 1997 total returns for the OFFITBANK New York Municipal Fund were 4.91% and 7.84%, respectively. The Lehman Brothers Five Year Municipal Bond Index returned 3.88% and 6.38% for the comparable time periods. The net assets of the Fund continued to grow, finishing the year at approximately $42 million, up from $20 million at December 31, 1996. The 30-day SEC yield for the month ending December 1997 was 4.05%. Average annual return for the Fund since inception on April 3, 1995 was 7.17%. For that time period, the annualized return of the Lehman Brothers Five Year Municipal Bond Index was 6.54%.

In managing our municipal funds, our objective is to earn after-tax income and increase principal value over time. In 1997 the New York Municipal Fund's year end net asset value (NAV) price of $10.69 is 2.8% higher than the 1996 year-end price of $10.40. Since the Fund's inception, the NAV is 6.9% greater than the $10.00 inception price. In addition to the price appreciation over the last few years, there have been municipal capital gains realized. This year we realized and paid out approximately $.05 per share.

During 1997, the municipal market benefited from a myriad of factors including low inflation, a strong technical situation (as discussed below), and finally sharply lower Treasury interest rates. In normal circumstances, 1997's economic growth would have continued to create jobs and result in wage pressures. However, problems in the Asian countries beginning in August and continuing through the end of the year have undermined forecasts of continued worldwide and domestic economic growth. By year end, concerns relating to slower economic growth pushed municipals with maturities of 10 years and longer to levels that were at or below the lows of October 1993. Longer (20 and 30 year) dated municipals have reached levels not seen since 1972.

Unique to today's yield levels is the flatness of the municipal yield curve. The most recent decline in interest rates at year end had long rates declining slightly more than shorter rates. The New York Municipal Fund is ideally positioned for a yield curve steepening as the Fund's maturities are concentrated in the 3-10 year range. In this current flat yield environment one only picks up 38 basis points going from the 10 to 15 year maturity and there is no incentive for us to extend the portfolio. As we move into the year we expect an increase in municipal issuance and a market anticipation of a lower Federal Funds Rate, both of which are likely to present us with some attractive opportunities to sell our shorter maturities and purchase longer intermediate maturities. As of December 31, 1997, the portfolio's average maturity is 6.4 years and the duration is 5.1 years.

Technicals remain positive for the municipal market as retail investors are joined by property and casualty companies as well as mutual funds that reinvested approximately $6 billion of dividend income during 1997. Value continues to be present in the municipal market which, because of the seasonal year-end inundation of supply, could not keep up with the Treasury market. Current yield ratios (municipals as a percentage of Treasurys) in the 75-80% range are attractive. Also of importance is the improving credit quality of some local governments that benefit from increases in personal income tax receipts. We are, however, vigilant about the most recent surpluses found in government budgets, particularly in New York, as the large increase in tax receipts may reflect the 3 year surge in the stock market rather than any permanent change in the state's economic structure. The Fund's investments in the state's Northwest credits continue to be under-weighted because of the region's continued population decline and corporate downsizing. The average quality rating of the portfolio at year end is AA.

As we begin 1998, individual investors may be seeking to become more defensive. Because they are less volatile, short and intermediate municipal bonds become the obvious choice.

Carolyn N. Dolan
January 13, 1998

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 1997 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                OFFITBANK NEW YORK MUNICIPAL FUND    LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX
4/3/95                                                                     $250,000                                      $250,000
6/30/95                                                                    $256,150                                      $256,700
9/30/95                                                                    $262,912                                      $262,835
12/31/95                                                                   $270,274                                      $268,223
3/31/96                                                                    $268,679                                      $268,250
6/30/96                                                                    $269,969                                      $269,699
9/30/96                                                                    $273,991                                      $274,149
12/31/96                                                                   $280,375                                      $279,577
3/31/97                                                                    $280,180                                      $279,492
6/30/97                                                                    $288,268                                      $286,305
9/30/97                                                                    $295,658                                      $292,438
12/31/97                                                                   $302,347                                      $297,406
                                                                                                                  Since Inception
Average Annual Total Return                                                One Year                               (April 3, 1995)
OFFITBANK New York Municipal Fund*                                            7.84%                                         7.17%
Lehman Brothers 5 Year Municipal Bond Index                                   6.38%                                         6.54%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES (5.7%)
  TRANSPORTATION REVENUE (2.4%)
     Port Authority of New York & New Jersey Bonds Series 86, 4.90%,
      06/01/20*.................................................................  $     1,000,000           $   1,000,000
                                                                                                            -------------
  WATER/SEWER (3.3%)
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series G, (FGIC), 5.00%, 06/15/24, 1-Day Notes*.............        1,400,000               1,400,000
                                                                                                            -------------
        TOTAL FLOATING RATE NOTES (COST $2,400,000).............................                                2,400,000
                                                                                                            -------------
MUNICIPAL BONDS (95.9%)
  EDUCATION REVENUE (4.7%)
     New York State Dormitory Authority Revenue Bonds, 5.70%, 05/15/04..........          470,000                 503,488
     New York State Dormitory Authority Revenue Bonds Cornell University, 4.80%,
      07/01/03..................................................................          250,000                 260,313
     New York State Dormitory Authority Revenue Bonds Cornell University, 5.25%,
      07/01/07..................................................................          350,000                 376,250
     New York State Dormitory Authority Revenue Bonds New York University,
      (MBIA), 5.50%, 07/01/04...................................................          315,000                 335,475
     New York State Dormitory Authority Revenue Bonds VASSAR College, 5.00%,
      07/01/09..................................................................          500,000                 519,999
                                                                                                            -------------
                                                                                                                1,995,525
                                                                                                            -------------
  GENERAL OBLIGATIONS (28.9%)
     Albany County General Obligation Bonds Series B, 5.60%, 03/15/07...........          300,000                 325,500
     Albany County General Obligation Bonds Series B, (FGIC), 5.60%, 03/15/09...          400,000                 429,000
     Dutchess County General Obligation Bonds, 4.90%, 08/01/04..................          215,000                 222,794
     Dutchess County General Obligation Bonds, (FGIC), 7.20%, 01/01/02..........          250,000                 269,375
     Hempstead General Obligation Bonds Series B, (AMBAC), 5.00%, 02/15/09......          500,000                 516,875
     Hempstead General Obligation Bonds Series B, (FGIC), 5.63%, 02/01/01.......          245,000                 256,025
     Hempstead General Obligation Bonds Series B, (FGIC), 5.63%, 02/01/04.......          140,000                 150,500
     Islip General Obligation Bonds, (FGIC), 6.00%, 11/01/05....................          100,000                 109,375
     Monroe County General Obligation Bonds, 5.50%, 06/01/09....................          300,000                 319,875
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000                 211,838
     New York City General Obligation Bonds Series A, 7.00%, 08/01/06...........          300,000                 345,375
     New York City General Obligation Bonds Series B, 6.10%, 10/01/00...........          500,000                 523,750
     New York City General Obligation Bonds Series B, 5.375%, 08/15/04..........          500,000                 518,750
     New York City General Obligation Bonds Series D, 5.75%, 08/01/07...........          325,000                 348,156
     New York City General Obligation Bonds Series I, 6.00%, 04/15/08...........          555,000                 601,480
     New York City Gold Series B, 5.20%, 08/01/09...............................          250,000                 252,813
     New York State Environmental Quality General Obligation Bonds, 5.50%,
      11/15/01..................................................................          200,000                 209,750
     New York State General Obligation Bonds, 6.75%, 08/15/03...................          500,000                 552,499
     New York State General Obligation Bonds, 5.60%, 08/15/07...................          350,000                 374,938
     New York State General Obligation Bonds, 5.70%, 03/15/10...................          400,000                 424,500
     Onondaga County General Obligation Bonds, 5.40%, 04/01/01..................          150,000                 156,375
     Onondaga County General Obligation Bonds Series B, 5.85%, 02/15/00.........          390,000                 405,600
     Ontario County General Obligation Bonds, (FGIC), 5.00%, 08/15/02...........          250,000                 260,313
     Orange County General Obligation Bonds, 5.00%, 09/01/01....................          500,000                 517,500
     Orange County General Obligation Bonds, 6.00%, 11/15/08....................          470,000                 534,625
     Oyster Bay General Obligation Bonds, 4.00%, 02/15/99.......................          400,000                 400,500
     Oyster Bay General Obligation Bonds, (MBIA), 5.70%, 02/15/07...............          360,000                 396,450
     Rochester General Obligation Bonds, 4.00%, 10/01/99........................        1,000,000               1,002,499
     Rochester General Obligation Bonds Series A, (AMBAC), 4.25%, 09/15/01......          500,000                 505,625
     Rochester General Obligation Bonds, (FGIC), 5.00%, 10/01/03................          450,000                 471,375
     Schenectady County (N.Y.) General Obligation Bonds, 6.00%, 08/15/05........          200,000                 222,750
     Westchester County General Obligation Bonds Series A, 5.85%, 11/15/04......          250,000                 275,625
                                                                                                            -------------
                                                                                                               12,112,405
                                                                                                            -------------
  HEALTH CARE (1.0%)
     New York Medical Care Facility Finance Authority, (FHA), 6.20%, 08/15/14...          375,000                 405,000
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  HOUSING (5.7%)
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................  $       125,000           $     136,250
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000                 109,000
     New York State Mortgage Agency Revenue Bonds Series 37-A, (AMT), 5.80%,
      10/01/06..................................................................          200,000                 216,000
     New York State Mortgage Agency Revenue Bonds Series 46, (AMT), 5.75%,
      04/01/04..................................................................          200,000                 212,250
     New York State Mortgage Agency Revenue Bonds Series 53, 5.35%, 04/01/07....          240,000                 253,800
     New York State Mortgage Agency Revenue Bonds Series 61, 5.60%, 10/01/11....          500,000                 526,250
     New York State Mortgage Agency Revenue Bonds Series 67, (AMT), 4.55%,
      10/01/02..................................................................          325,000                 327,031
     New York State Mortgage Agency Revenue Bonds Series 67, (AMT), 5.30%,
      10/01/10..................................................................          585,000                 598,894
                                                                                                            -------------
                                                                                                                2,379,475
                                                                                                            -------------
  POWER AUTHORITY REVENUE (5.2%)
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          400,000                 411,500
     New York State Power Authority Revenue Bonds Series CC, 4.90%, 01/01/06....          430,000                 442,900
     New York State Power Authority Revenue Bonds Series CC, (MBIA), 4.90%,
      01/01/06..................................................................          200,000                 205,500
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000                 106,750
     New York State Power Authority Revenue Bonds Series Z, 5.85%, 01/01/00.....          900,000                 931,500
     New York State Power Authority Revenue Bonds Series Z ETM, 5.85%,
      01/01/00..................................................................          100,000                 103,500
                                                                                                            -------------
                                                                                                                2,201,650
                                                                                                            -------------
  PRE-REFUNDED (5.5%)
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.50%, 01/01/22.........................................          150,000                 165,000
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................          185,000                 201,650
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/04............................................           95,000                 103,906
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 7.20%, 06/15/06............................................          200,000                 223,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/14............................................          500,000                 546,875
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.875%, 06/15/14...........................................          370,000                 425,963
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          100,000                 104,125
     New York State Power Authority Revenue Bonds Series CC, 4.90%, 01/01/06....           70,000                  72,975
     Niagra Falls Bridge Commission New York Revenue Bonds, (FGIC), 6.125%,
      10/01/19..................................................................          415,000                 455,981
                                                                                                            -------------
                                                                                                                2,299,725
                                                                                                            -------------
  SALES TAX REVENUE (14.0%)
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.20%, 01/01/00.........................................          120,000                 124,500
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 5.10%, 01/01/08.........................................          330,000                 339,900
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      (AMBAC), 5.00%, 07/01/03..................................................          250,000                 260,000
     Municipal Assistance Corp. for City of New York Revenue Bonds Series E,
      (AMBAC), 4.70%, 07/01/02..................................................          500,000                 512,500
     Municipal Assistance Corp. for City of New York Revenue Bonds Series I,
      (AMBAC), 6.25%, 07/01/07..................................................          750,000                 853,125
     New York City Transitional Finance Authority Revenue Bonds, 4.50%,
      8/15/06...................................................................          500,000                 503,125
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      6.75%, 04/01/02...........................................................          315,000                 342,563
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000                 103,125
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      (AMBAC), 5.00%, 04/01/05..................................................          500,000                 520,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................          500,000                 508,125
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.75%, 04/01/07...........................................................          250,000                 278,125
     New York State Local Government Assistance Corp. Revenue Bonds, (MBIA),
      5.25%, 04/01/04...........................................................        1,000,000               1,051,250
     United Nations Development Corp. Revenue Bonds, 4.20%, 07/01/99............          500,000                 501,250
                                                                                                            -------------
                                                                                                                5,897,588
                                                                                                            -------------
  TELECOMMUNICATION REVENUE (1.6%)
     Puerto Rico Telephone Authority Revenue Bonds, 5.75%, 01/01/08.............          500,000                 530,625
     Puerto Rico Telephone Authority Revenue Bonds Series M, (AMBAC), 5.05%,
      01/01/04..................................................................          150,000                 156,938
                                                                                                            -------------
                                                                                                                  687,563
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.
26

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (20.6%)
     Metropolitan Transit Authority Revenue Bonds Series A, (MBIA), 5.25%,
      04/01/09..................................................................  $       300,000           $     315,000
     Metropolitan Transit Authority Revenue Bonds Series B-1, (AMBAC), 5.00%,
      07/01/10..................................................................          500,000                 511,875
     Metropolitan Transit Authority Revenue Bonds Series C-1, (FGIC), 5.00%,
      07/01/08..................................................................        1,000,000               1,036,249
     Metropolitan Transit Authority Revenue Bonds, New York Commuter Facs, 4.0%,
      07/01/99..................................................................          250,000                 250,313
     New York State Bridge Authority Revenue Bonds, 5.00%, 01/01/08.............          500,000                 517,500
     New York State Thruway Service Contract Revenue Bonds, 5.00%, 04/01/00.....          350,000                 355,688
     New York State Thruway, Highway & Bridge Authority Bonds Series B, (FSA),
      5.00%, 04/01/04...........................................................          500,000                 516,875
     New York State Thruway, Highway & Bridge Authority Revenue Bonds, 5.20%,
      04/01/09..................................................................        1,830,000               1,868,887
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series A, 5.80%,
      04/01/09..................................................................          300,000                 321,375
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B (FGIC),
      6.40%, 04/01/04...........................................................          200,000                 223,500
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (FGIC),
      5.80%, 04/01/07...........................................................          600,000                 653,250
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (FGIC),
      5.75%, 01/01/09...........................................................          500,000                 540,625
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (MBIA),
      5.75%, 04/01/06...........................................................          200,000                 218,750
     Port Authority of New York & New Jersey Bonds Series 79, 5.80%, 07/15/03...          200,000                 215,250
     Port Authority of New York & New Jersey Bonds Series 81, 5.70%, 08/01/07...          270,000                 285,525
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000                 259,063
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.75%,
      01/01/05..................................................................          375,000                 382,031
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series Y, 5.75%,
      01/01/05..................................................................          170,000                 183,388
                                                                                                            -------------
                                                                                                                8,655,144
                                                                                                            -------------
  WATER/SEWER (8.7%)
     Erie County Water Authority Improvement Revenue Bonds, 5.75%, 12/01/08.....          650,000                 699,562
     New York City Municipal Water Finance Authority Series A, 4.90%,
      06/15/02..................................................................          200,000                 206,500
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 4.75%, 06/15/01............................................          650,000                 665,437
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          500,000                 528,124
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.35%, 06/15/09............................................          225,000                 235,125
     New York City Municipal Water Financing Authority Water & Sewer Unrefunded
      System Revenue Bonds, 7.00%, 06/15/07.....................................          105,000                 115,369
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................           15,000                  16,313
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/04............................................           55,000                  59,744
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000                 268,750
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 7.20%, 06/15/06............................................           50,000                  55,500
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.875%, 06/15/14...........................................          130,000                 148,038
     Suffolk County Water Revenue Bonds, (MBIA), 5.10%, 06/01/05................          250,000                 261,563
     Suffolk County Water Revenue Bonds, (MBIA), 5.10%, 06/01/06................          400,000                 418,000
                                                                                                            -------------
                                                                                                                3,678,025
                                                                                                            -------------
     TOTAL MUNICIPAL BONDS (COST $39,124,360)...................................                               40,312,100
                                                                                                            -------------
MONEY MARKET FUNDS (0.1%)
     Dreyfus Municipal Money Market.............................................           58,258                  58,258
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $58,258)....................................                                   58,258
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $41,582,618) (+) -- 101.7%.........................                               42,770,358
     LIABILITIES IN EXCESS OF OTHER ASSETS (1.7%)...............................                                 (724,672)
                                                                                                            -------------
     TOTAL NET ASSETS -- 100.0%.................................................                            $  42,045,686
                                                                                                            -------------
                                                                                                            -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................  $1,187,740
Unrealized depreciation..................          0
                                           ---------
Net unrealized appreciation..............  $1,187,740
                                           ---------
                                           ---------

* Interest rate reflected is rate in effect at December 31, 1997.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax. ETM -- Escrowed to Maturity.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FHA -- Insured by Federal Housing Administration.
FSA -- Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

---------------------------------------------------------------

The OFFITBANK California Municipal Fund began operating on April 2, 1997. Total return for the Fund in the fourth quarter was 1.91% and 7.14% from inception. Over those two periods, the Lehman Brothers Five Year Municipal Bond Index returned 1.70% and 6.41%, respectively. The Net Asset Value of $10.37 at December 31, 1997 was 0.8% above the $10.29 value at the beginning of the quarter and 3.7% above the initial value. The 30 day SEC yield for the Fund was 4.28% for the month ending December 31, 1997.

The Fund's inception date corresponded to the point when municipal yields peaked in 1997. Yields generally trended down during the rest of the year, accelerating in the fourth quarter after the Asian turmoil began. As Asian financial markets exhibited sharp declines and increased volatility, investors repatriated investment dollars into U.S. fixed income securities. The primary beneficiary of the flight to quality and concern over reduced global economic growth was the Treasury market as long-dated rates declined to levels not seen since the 1960s. Municipal yields followed, but to a lesser degree.

The bond market rally is all the more remarkable because it occurred in the seventh year of the second longest economic expansion in post-war history. While rates on long-dated municipals are now at 1993 lows, short rates are still significantly higher and intermediate rates modestly so. Prior to the Asian crisis, yields appeared to be rising in response to concerns that the robust economy would cause inflation to increase. Our view held that inflation would remain subdued and so we maintained duration targets at the long end of our range, a strategy that contributed much of the total return.

As 1998 begins, we plan to keep the Fund fully invested with an intermediate-term duration. Although municipal yields have moved lower over the past year, they still compare favorably to taxable alternatives. According to a WALL STREET JOURNAL survey of economists and the IMF, real economic growth is expected to slow from 3.7% in 1997 to 2.2% - 2.4% in the first half of 1998. That level will contain inflation pressures and maintain a strong foundation for municipal credits.

While a recession among Asian countries will impact California's economy, particularly port facilities, more than those of other states, the underlying fundamentals remain strong. The state's budget strains of the early 1990s have been transformed to a surplus, and employment, consumer spending, and investment are robust. We remain concerned, however, with several specific credits and will continue to focus on high grade, essential purpose issuers.

The Fund's average credit rating is AA1 with no security rated less than A. The very small incremental yields offered on lower rated bonds offer no incentive to downgrade. The portfolio is broadly diversified by issuer and type of borrower. Despite the lower yields, we remain optimistic about the municipal market and hold few bonds due in less than five years. The average duration was 5.0 years on December 31.

John H. Haldeman, Jr.
January 13, 1998

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

---------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK California Municipal Fund at the trading commencement date of April 2, 1997 and held through December 31, 1997 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               OFFITBANK CALIFORNIA MUNICIPAL FUND   LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX
4/2/87                                                                     $250,000                                      $250,000
4/30/97                                                                    $252,178                                      $251,075
5/31/97                                                                    $254,611                                      $254,163
6/30/97                                                                    $257,063                                      $256,095
7/31/97                                                                    $262,556                                      $260,602
8/31/97                                                                    $260,422                                      $259,273
9/30/97                                                                    $262,828                                      $261,581
10/31/97                                                                   $263,990                                      $262,941
11/30/97                                                                   $264,893                                      $263,756
12/31/97                                                                   $267,849                                      $266,024
                                                                    Since Inception
Total Return                                                        (April 2, 1997)
OFFITBANK California Municipal Fund*                                          7.14%
Lehman Brothers 5 Year Municipal Bond Index                                   6.41%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                         CALIFORNIA MUNICIPAL BOND FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
  EDUCATION REVENUE (6.8%)
     California Educational Facilities Authority Revenue Santa Clara University,
      5.30%, 09/01/05...........................................................  $        75,000           $      79,500
     California Educational Facilities Authority Revenue Santa Clara University,
      5.40%, 09/01/06...........................................................           75,000                  79,688
     California State Public Works Revenue BRD Lease Series A, 6.75%,
      09/01/11..................................................................          150,000                 166,124
                                                                                                            -------------
                                                                                                                  325,312
                                                                                                            -------------
  GENERAL OBLIGATIONS (30.7%)
     Berkeley California General Obligation Series A, 5.55%, 09/01/07...........           50,000                  53,938
     California State General Obligation, 5.40%, 03/01/03.......................           50,000                  52,813
     California State General Obligation, 5.25%, 10/01/11 (FGIC)................          125,000                 130,000
     Cotati-Rohnert Park Uniform School District Series D, 6.00%, 08/01/04
      (FSA).....................................................................          100,000                 109,000
     Cupertino Uniform School District Series B, 6.125%, 08/01/03 (FGIC)........           50,000                  54,813
     Los Angeles Uniform School District Series A, 4.50%, 07/01/05 (FGIC).......          200,000                 202,499
     Palo Alto Uniform School District Series B, 5.25%, 08/01/03................          100,000                 105,500
     San Francisco California City And County, 5.30%, 06/15/07..................          175,000                 183,093
     San Francisco City & County Recreational Facilities Improvements, 5.30%,
      06/15/07 (FGIC)...........................................................          250,000                 264,687
     Santa Monica - Malibu Uniform School District, 5.40%, 08/01/08.............          250,000                 263,437
     Santa Monica - Malibu Uniform School District, 5.40%, 08/01/10.............           50,000                  52,063
                                                                                                            -------------
                                                                                                                1,471,843
                                                                                                            -------------
  HOUSING (4.3%)
     California Housing Finance Agency Issue B-2, 5.20%,08/01/04, Municipal
      Bond......................................................................          125,000                 129,219
     California Housing Finance Agency Revenue Home Mortgage Series B, 5.15%,
      08/01/05 (MBIA), AMT......................................................           75,000                  77,156
                                                                                                            -------------
                                                                                                                  206,375
                                                                                                            -------------
  POLLUTION CONTROL REVENUE (1.1%)
     California Pollution Control Financing Authority Southern California Edison
      Series C, 6.85%, 12/01/08.................................................           50,000                  52,938
                                                                                                            -------------
  POWER AUTHORITY REVENUE (7.6%)
     Los Angeles Department of Water & Electric Plant Revenue, 5.70%, 09/01/11
      (FGIC)....................................................................           50,000                  52,938
     Southern California Public Power San Juan Series A, 5.375%, 01/01/11
      (MBIA)....................................................................          200,000                 206,499
     Southern California Public Power San Juan Unit 3 Series A, 5.125%, 01/01/05
      (MBIA)....................................................................          100,000                 104,500
                                                                                                            -------------
                                                                                                                  363,937
                                                                                                            -------------
  RECREATION FACILITIES (5.6%)
     Los Angeles County California Public Works Financing Authority, 5.375%,
      10/01/06,.................................................................          200,000                 212,500
     Los Angeles County Public Works Financing Authority Revenue Regional Park &
      Open Space District A, 5.875%, 10/01/06...................................           50,000                  55,313
                                                                                                            -------------
                                                                                                                  267,813
                                                                                                            -------------
  SALES TAX REVENUE (3.8%)
     Contra Costa Transportation Authority Sales Tax Revenue Series A, 5.50%,
      03/01/08 (FGIC)...........................................................           50,000                  52,807
     Los Angeles County Transportation Commission Sales Tax Revenue Series A,
      6.90%, 07/01/21...........................................................           25,000                  27,719
     Riverside County Transportation Series A, 6.00%, 06/01/06 (FGIC)...........           90,000                 100,237
                                                                                                            -------------
                                                                                                                  180,763
                                                                                                            -------------
  TELECOMMUNICATION REVENUE (3.3%)
     Puerto Rico Telephone Authority Revenue Bonds, 5.75%, 01/01/08.............          150,000                 159,188
                                                                                                            -------------
  TRANSPORTATION REVENUE (5.6%)
     Long Beach California Harbor Revenue, 5.75%, 05/15/07, (MBIA)..............          100,000                 109,124
     San Francisco Bay Area Rapid Transit District Sales Tax Revenue, 6.40%,
      07/01/05 (FGIC)...........................................................           50,000                  54,313
     San Francisco City & County International Airport Revenue Second Series
      Issue 1, 6.30%, 05/01/11 (AMBAC)..........................................           50,000                  54,125
     San Francisco City & County International Airport Revenue Second Series
      Issue 12-A, 5.625%, 05/01/11, AMT (FGIC)..................................           50,000                  52,438
                                                                                                            -------------
                                                                                                                  270,000
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.
30

                                   OFFITBANK
                         CALIFORNIA MUNICIPAL BOND FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  WATER & SEWER (29.7%)
     California State Department of Water Resources Series S, 5.00%, 12/01/04...  $       300,000           $     313,124
     Contra Costa Water District Water Revenue Series G, 6.00%, 10/01/09
      (MBIA)....................................................................           50,000                  54,688
     Long Beach California Water Revenue Series A, 4.35%,05/01/05...............          200,000                 199,749
     Los Angeles County Sanitation District Financing Authority Revenue Capital
      Projects Series A, 5.25%, 10/01/10........................................          100,000                 103,000
     Los Angeles Department of Water & Power Revenue, 5.80%, 07/15/04...........          150,000                 161,438
     Los Angeles Wastewater, 5.375%, 11/01/06...................................          150,000                 159,375
     Los Angeles Wastewater System Revenue Series A, 6.125%, 12/01/05 (FGIC)....           50,000                  54,188
     Metropolitan Water District Southern California Water Works Revenue, 5.60%,
      07/01/06..................................................................           55,000                  58,713
     Metropolitan Water District Southern California Water Works Revenue, 5.40%,
      07/01/08..................................................................          250,000                 265,937
     Santa Clara Valley Water District Water Utility System Revenue Series A,
      5.20%,06/01/02............................................................           50,000                  52,125
                                                                                                            -------------
                                                                                                                1,422,337
                                                                                                            -------------
     TOTAL MUNICIPAL BONDS (COST $4,644,876)....................................                                4,720,506
                                                                                                            -------------
MONEY MARKET FUNDS (0.1%)
     Federated California Municipal Fund........................................            3,867                   3,867
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $3,867).....................................                                    3,867
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $4,648,743) (+) 98.6%..............................                                4,724,373
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.................................                                   67,702
                                                                                                            -------------
     TOTAL NET ASSETS -- 100.00%................................................                            $   4,792,075
                                                                                                            -------------
                                                                                                            -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  76,222
Unrealized depreciation...................       (592)
                                            ---------
Net unrealized appreciation...............  $  75,630
                                            ---------
                                            ---------

AMBAC   -- AMBAC Indemnity Corporation.
AMT     -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC    -- Insured by Financial Guaranty Insurance Corp.
FSA     -- Financial Security Assurance.
MBIA    -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The OFFITBANK National Municipal Fund opened on October 20, 1997. Since inception the total return of the Fund was 2.70%. For comparative purposes, the Fund returned 1.96% from October 31, 1997 through December 31, 1997, while the Lehman Brothers 5 Year Municipal Bond Index returned 1.17% for the same time period.

In managing our municipal funds, our objective is to earn after-tax income and increase principal value over time. The National Municipal Fund's net asset value (NAV) of $10.19 on December 31, 1997 was 1.9% above the October 20, 1997 inception date price of $10.00. As of year end, these gains were unrealized.

We used the supply issued in November to structure a well diversified, high quality portfolio. At December 31, the securities in the Fund's portfolio had an average credit rating of AA and a maturity of slightly greater than 6 years. The portfolio's duration as of year end was 5 years.

In 1997, several state and local governments experienced improving fundamentals as their revenues from personal income tax receipts exceeded expenditures, generating surpluses. This credit improvement was combined with increased borrowing for infrastructure projects in some of the nation's fastest growing areas of the South and Southwest. Typically, the combination of economic growth and increased borrowing is accompanied by higher rates. However, 1997 proved to be the exception because of the persistence of Asia's economic and monetary problems. The dollar and U.S. securities proved to be safe havens as investors assessed the impact of Asia's crisis on domestic corporate profitability.

The OFFITBANK National Municipal Fund is over-weighted in the larger states, such as Connecticut, Pennsylvania, and Texas, where personal income tax rates are low or nonexistent. Also, contrary to conventional thought, we frequently find value in high tax states, such as New York, California, and Massachusetts, as they tend to be the largest issuers. These states have seasonal periods of low issuance in which the demand is likely to provide us with attractive sale opportunities. Also, in structuring the portfolio, we have overweighted essential purpose revenue bonds for which the stream of revenues is identifiable and independent of a municipal entity's taxing authority.

We believe that municipals are fairly valued today and we continue to be directed by the yield ratio of municipals to Treasurys. We begin 1998 with yield ratios of 75-80%, which are at the higher end of the yield ratios over the past 12 months. At these ratios, an individual in the maximum Federal tax bracket can achieve an after tax return in municipals that we believe is far superior to that achieved in high grade taxable investments.

Carolyn N. Dolan
January 13, 1998

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK National Municipal Fund at October 31, 1997 and held through December 31, 1997 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        OFFITBANK NATIONAL MUNICIPAL FUND    LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX
10/31/97                                                           $250,000                                      $250,000
11/30/97                                                           $251,805                                      $250,775
12/31/97                                                           $254,900                                      $252,932
                                                            Since Inception
Total Return                                             (October 20, 1997)
OFFITBANK National Municipal Fund*                                    2.70%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES (3.6%)
  TRANSPORTATION REVENUE (3.6%)
    NEW YORK (3.6%)
     Port Authority of New York & New Jersey Bonds Series 86, 4.90%,
      06/01/20*.................................................................  $       100,000           $     100,000
                                                                                                            -------------
     TOTAL FLOATING RATE NOTES (COST $100,000)..................................                                  100,000
                                                                                                            -------------
MUNICIPAL BONDS (99.6%)
  EDUCATION REVENUE (3.9%)
    NEW JERSEY (3.9%)
     Rutgers State University of New Jersey-Serial R, 6.40%, 05/01/07...........          100,000                 110,125
                                                                                                            -------------
  GENERAL OBLIGATIONS (47.7%)
    CALIFORNIA (3.9%)
     California State, 6.00%, 10/01/04..........................................          100,000                 110,000
                                                                                                            -------------
    CONNECTICUT (2.9%)
     Connecticut State Special Assessment Unemployment, 5.50%, 05/15/00,
      (AMBAC)...................................................................           80,000                  82,700
                                                                                                            -------------
    GEORGIA (7.1%)
     Atlanta, Georgia, 5.00%, 12/01/08..........................................          190,000                 196,887
                                                                                                            -------------
    ILLINOIS (1.9%)
     Chicago Illinois Project Serial B, 6.00%, 01/01/03, (FGIC).................           50,000                  53,813
                                                                                                            -------------
    MARYLAND (4.6%)
     Carroll County, Maryland, 5.00%, 11/01/08..................................          125,000                 128,911
                                                                                                            -------------
    MASSACHUSETTS (3.1%)
     Worcester Massachusetts, 5.75%, 08/01/07, (LOC - MBIA).....................           80,000                  87,700
                                                                                                            -------------
    NEVADA (2.7%)
     Clark County Nevada-Las Vegas Convention & Visitor, 4.80%, 07/01/01,
      (MBIA)....................................................................           75,000                  76,781
                                                                                                            -------------
    NEW MEXICO (8.2%)
     Alberquerque, New Mexico, Series-B, 4.25%, 07/01/99........................          125,000                 125,624
     State of New Mexico Capitalization Projects, 4.75%, 08/01/02...............          100,000                 101,807
                                                                                                            -------------
                                                                                                                  227,431
                                                                                                            -------------
    OHIO (1.8%)
     Ohio State, 5.00%, 08/01/00................................................           50,000                  51,313
                                                                                                            -------------
    PENNSYLVANIA (1.9%)
     Pennsylvania State, 6.00%, 09/15/01........................................           50,000                  53,313
                                                                                                            -------------
    VIRGINIA (5.6%)
     Fairfax County, Virginia, 5.25%, 05/01/07..................................          150,000                 158,063
                                                                                                            -------------
    WASHINGTON (2.1%)
     Washington State Series 1995c, 5.35%, 07/01/06.............................           55,000                  58,506
                                                                                                            -------------
    WISCONSIN(1.9%)
     Wisconsin State, 5.60%, 05/01/02...........................................           50,000                  52,750
                                                                                                            -------------
                                                                                                                1,338,168
                                                                                                            -------------
  HOUSING (9.0%)
    MASSACHUSETTS (5.4%)
     Massachusetts State Housing Finance Agency, 4.70%, 12/01/06, AMT (LOC -
      MBIA).....................................................................          150,000                 150,000
                                                                                                            -------------
    PENNSYLVANIA (3.6%)
     Pennsylvania Housing Finance Agency, 4.90%, 10/01/08, AMT..................          100,000                 101,625
                                                                                                            -------------
                                                                                                                  251,625
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.
34

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                SCHEDULE OF PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  POLLUTION CONTROL REVENUE (2.8%)
    NEW YORK (2.8%)
     New York State Environmental Facilities Pollution Corp, 6.50%, 06/15/08....  $        70,000           $      79,450
                                                                                                            -------------
  TRANSPORTATION REVENUE (13.7%)
    CONNECTICUT (3.8%)
     Connecticut State Special Tax Obligation, 5.25%, 09/01/07..................          100,000                 106,375
                                                                                                            -------------
    NEW YORK (5.6%)
     New York State Thruway, Highway & Bridge Trust Fund, 5.00%, 04/01/02.......           50,000                  51,563
     New York State Thruway, Highway & Bridge Trust Fund, 5.50%, 04/01/09, (LOC
      - FSA)....................................................................          100,000                 106,750
                                                                                                            -------------
                                                                                                                  158,313
                                                                                                            -------------
    PENNSYLVANIA (4.3%)
     Pennsylvania State Turnpike Common Turnpike, 5.35%, 12/01/02, (FGIC).......          115,000                 120,606
                                                                                                            -------------
                                                                                                                  385,294
                                                                                                            -------------
  WATER & SEWER (22.5%)
    CALIFORNIA (7.6%)
     Los Angeles California Waste Water Systems, 6.60%, 02/01/01................          100,000                 104,619
     Los Angeles County California Public Works Financing Authority, 5.50%,
      10/01/09..................................................................          100,000                 107,500
                                                                                                            -------------
                                                                                                                  212,119
                                                                                                            -------------
    MASSACHUSETTS (3.7%)
     Massachusetts State Water Resource Authority, 4.90%, 12/01/02..............          100,000                 103,125
                                                                                                            -------------
    NEW YORK (3.7%)
     New York City Municipal Water Finance Authority, 5.00%, 06/15/03...........          100,000                 104,250
                                                                                                            -------------
    TEXAS (7.5%)
     Dallas, Texas Water & Sewer, 5.90%, 10/01/00...............................           50,000                  51,511
     Texas Water Development Board Revenue, 4.20%, 07/15/02.....................           50,000                  50,313
     Texas Water Development Board Revenue, 5.00%, 07/15/07.....................          105,000                 110,512
                                                                                                            -------------
                                                                                                                  212,336
                                                                                                            -------------
                                                                                                                  631,830
                                                                                                            -------------
            Total Municipal Bonds (Cost $2,754,449).............................                                2,796,492
                                                                                                            -------------
MONEY MARKET FUNDS (4.7%)
     Dreyfus Tax Exempt Cash Management Money Market............................           64,589                  64,589
                                                                                                            -------------
     The J.P. Morgan Institutional Service Tax Exempt...........................           66,161                  66,161
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $130,750)...................................                                  130,750
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $2,985,199) (+) -- 107.9%..........................                                3,027,242
     LIABILITIES IN EXCESS OF OTHER ASSETS (7.9%)...............................                                 (222,155)
                                                                                                            -------------
     TOTAL NET ASSETS -- 100.0%.................................................                            $   2,805,087
                                                                                                            -------------
                                                                                                            -------------

---------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  42,043
Unrealized depreciation...................          0
                                            ---------
Net unrealized appreciation...............  $  42,043
                                            ---------
                                            ---------

*  Interest rate reflected is rate in effect at December 31, 1997.

AMBAC   -- AMBAC Indemnity Corporation.
AMT     -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC    -- Insured by Financial Guaranty Insurance Corp.
FSA     -- Financial Security Assurance.
LOC     -- Letter of Credit.
MBIA    -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The OFFITBANK U.S. Government Securities Fund began operating on July 1, 1997. From that date through December 31, 1997, the Fund earned a total return of 4.71%. For comparative purposes, the Merrill Lynch 5 Year U.S. Treasury Index had a total return of 5.57%.

The Fund had an average maturity of 6.0 years and a duration of 3.2 years on December 31. This is slightly below our targets for both maturity and duration and was caused by new cash inflows at year-end. The 30 day SEC yield for the Fund was 5.71% for the month ending December 31, 1997.

The decline in bond yields during the last six months of 1997 was underpinned by the financial turmoil in Asia. While we understand the market's outlook that Asian problems will result in slower economic growth and lower inflation, we are concerned as to whether the slowdown will be of sufficient magnitude and duration to relieve the tight labor market and high resource utilization that exist in the U.S. In addition, low absolute bond yields and a very flat yield curve provide little protection if investor expectations are wrong and yields rise.

Therefore, the global situation supports an aggressive portfolio stance while the domestic environment argues that caution is warranted. Given these counterbalancing forces, we believe that it is appropriate to maintain a neutral investment strategy.

Jack D. Burks
January 13, 1998

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK U.S Government Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1997 as well as the performance of the Merrill Lynch 5 Year U.S Treasury Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 MERRILL LYNCH 5 YEAR U.S.
                                                          TREASURY               OFFITBANK U.S. GOVERNMENT SECURITIES FUND
7/1/97                                                                $250,000                                     $250,000
7/31/97                                                               $256,425                                     $254,075
8/31/97                                                               $254,245                                     $251,483
9/30/97                                                               $257,500                                     $255,155
10/31/97                                                              $261,553                                     $258,600
11/30/97                                                              $261,317                                     $259,246
12/31/97                                                              $263,915                                     $261,787
                                                               Since Inception
Total Return                                                    (July 1, 1997)
OFFITBANK U.S. Government Securities Fund*                               4.71%
Merrill Lynch 5 Year U.S. Treasury Index                                 5.57%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                        SHARES OR
                                        PRINCIPAL        MARKET
                                         AMOUNT          VALUE
-----------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.9%)
     Federal National Mortgage
      Assoc., Discount Notes,
      5.77%, 01/05/98..............     $550,000       $  549,559
                                                       ----------
     TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION (COST
      $549,559)....................                       549,559
                                                       ----------
U.S. TREASURY NOTES (81.9%)
     Notes, 5.625%, 02/28/01.......      685,000          683,075
     Notes, 6.50%, 08/31/01........      695,000          712,153
     Notes, 5.75%, 08/15/03........      500,000          500,115
     Notes, 7.50%, 02/15/05........      630,000          692,446
     Notes, 7.00%, 07/15/06........      605,000          652,928
                                                       ----------
     TOTAL U.S. TREASURY NOTES
      (COST $3,210,224)............                     3,240,717
                                                       ----------
MONEY MARKET FUNDS (2.9%)
     Bank of New York Cash Reserve
      MM Fund......................      113,412          113,412
                                                       ----------
     TOTAL MONEY MARKET FUNDS (COST
      $113,412)....................                       113,412
                                                       ----------
     TOTAL INVESTMENTS (COST
      $3,873,195) (+) -- 98.7%.....                     3,903,688
     OTHER ASSETS IN EXCESS OF
      LIABILITIES 1.3%.............                        50,988
                                                       ----------
     TOTAL NET ASSETS -- 100.0%....                    $3,954,676
                                                       ----------
                                                       ----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  30,968
Unrealized depreciation...................       (475)
                                            ---------
Net unrealized appreciation...............  $  30,493
                                            ---------
                                            ---------

    The accompanying notes are an integral part of the financial statements.
38

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The OFFITBANK Mortgage Securities Fund began operating on July 1, 1997. From that date through December 31, 1997, the Fund earned a total return of 5.10%. For comparative purposes, the Merrill Lynch Mortgage Master Index had a total return of 5.31%.

The Fund had an average maturity of 4.6 years and the duration of 3.7 years on December 31. The 30 day SEC yield for the Fund was 6.01% for the month ending December 31, 1997.

The decline in bond yields during the last six months of 1997 was underpinned by the financial turmoil in Asia. While we understand the market's outlook that Asian problems will result in slower economic growth and lower inflation, we are concerned as to whether the slowdown will be of sufficient magnitude and duration to relive the tight labor market and high resource utilization that exist in the U.S. In addition, low absolute bond yields and a very flat yield curve provide little protection if investor expectations are wrong and yields rise.

Therefore, the global situation supports an aggressive portfolio stance while the domestic environment argues that caution is warranted. Given these counterbalancing forces, we believe that it is appropriate to maintain a neutral investment strategy.

Jack D. Burks
January 13, 1998

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Mortgage Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1997 as well as the performance of the Merrill Lynch Mortgage Master Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         OFFTIBANK MORTGAGE SECURITIES FUND    MERRILL LYNCH MORTGAGE MASTER INDEX
7/1/97                                                               $250,000                             $250,000
7/31/97                                                              $254,585                             $254,677
8/31/97                                                              $253,243                             $254,308
9/30/97                                                              $256,520                             $257,335
10/31/97                                                             $259,309                             $260,103
11/30/97                                                             $260,856                             $260,879
12/31/97                                                             $262,742                             $263,282
                                                              Since Inception
Total Return                                                   (July 1, 1997)
OFFITBANK Mortgage Securities Fund*                                     5.10%
Merrill Lynch Mortgage Master Index                                     5.31%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                      SHARES OR                MARKET
                                                                                   PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (5.3%)
  FINANCIAL SERVICES/INSURANCE (5.3%)
     Danske Kredit, 8.00%, 10/01/26.............................................        1,900,000(a)        $     285,199
     NYKredit Mortgage, 8.00%, 10/01/26.........................................        2,080,000(a)              312,432
     Unikredit Realkredit, 8.00%, 10/01/26......................................        2,073,000(a)              311,379
                                                                                                            -------------
     TOTAL CORPORATE BONDS (COST $950,945)......................................                                  909,010
                                                                                                            -------------
FEDERAL HOME LOAN BANKS (2.7%)
     Federal Home Loan Bank, Discount Note, 5.75%, 01/02/98.....................  $       465,000                 464,851
                                                                                                            -------------
     TOTAL FEDERAL HOME LOAN BANKS (COST $464,926)..............................                                  464,851
                                                                                                            -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (27.5%)
     Federal Home Loan Mortgage Corp., 7.00%, 07/01/12, Gold Pool#E00497........          312,251                 317,016
     Federal Home Loan Mortgage Corp., 7.00%, 08/01/12, #E67369.................          986,280               1,001,360
     Federal Home Loan Mortgage Corp., 7.00%, 09/01/12, #E67493.................          993,870               1,009,076
     Federal Home Loan Mortgage Corp., 6.00%, 02/01/26, Gold Pool#D68418........          445,331                 430,078
     Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold Pool#D69408........          476,563                 459,873
     Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold Pool#D69088........          477,859                 461,755
     Federal Home Loan Mortgage Corp., 6.00%, 05/01/26, Gold Pool#D71231........           50,997                  49,326
     Federal Home Loan Mortgage Corp., 6.00%, 10/01/27, Gold Pool#D82901........          324,054                 312,521
     Federal Home Loan Mortgage Corp., 6.00%, 12/01/27, Gold Pool#C00583........          685,945                 652,720
                                                                                                            -------------
     TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $4,643,660).............                                4,693,725
                                                                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (37.9%)
     Federal National Mortgage Assoc., Discount Notes, 5.77%, 01/05/98..........          935,000                 934,251
     Federal National Mortgage Assoc., 6.50%, 11/01/03..........................          147,693                 148,014
     Federal National Mortgage Assoc., 6.50%, 01/01/04..........................          439,568                 440,522
     Federal National Mortgage Assoc., 6.50%, 12/01/04..........................          198,000                 198,416
     Federal National Mortgage Assoc., 6.50%, 09/01/04..........................          302,382                 303,042
     Federal National Mortgage Assoc., 6.50%, 10/01/04..........................          408,337                 409,227
     Federal National Mortgage Assoc., 7.50%, 07/01/12, Pool#370718.............          288,554                 296,007
     Federal National Mortgage Assoc., 6.50%, 05/01/26, Pool#345964.............          192,042                 189,697
     Federal National Mortgage Assoc., 7.00%, 02/01/27, Pool#369025.............          677,089                 681,951
     Federal National Mortgage Assoc., 6.50%, 08/01/27, Pool#378287.............          503,092                 496,658
     Federal National Mortgage Assoc., 7.00%, 10/01/27, Pool#397741.............          330,403                 332,775
     Federal National Mortgage Assoc., 7.00%, 10/01/27, Pool#376790.............          997,936               1,005,100
     Federal National Mortgage Assoc., 7.00%, 12/01/27, Pool#407239.............           29,042                  29,160
     Federal National Mortgage Assoc., 7.00%, 12/01/27, Pool#395797.............          965,542                 969,465
                                                                                                            -------------
     TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $6,392,891)..............                                6,434,285
                                                                                                            -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (12.0%)
     Government National Mortgage Assoc., 9.00%, 10/15/27, Pool # 452816........          487,768                 521,521
     Government National Mortgage Assoc. II, ARM, 6.00%, 10/20/27, Pool #
      80122.....................................................................        1,008,330               1,017,778
     Government National Mortgage Assoc. II, ARM, 6.00% 11/20/27, Pool #
      80136.....................................................................          495,000                 499,639
                                                                                                            -------------
     TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $2,030,864)...........                                2,038,938
                                                                                                            -------------
U.S. TREASURY NOTES (13.6%)
  U.S. TREASURY NOTES (13.6%)
  Notes, 7.00%, 07/15/06........................................................        2,150,000               2,320,323
                                                                                                            -------------
  TOTAL U.S. TREASURY NOTES (COST $2,299,148)...................................                                2,320,323
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                                                      SHARES OR                MARKET
                                                                                   PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS (0.5%)
     Bank of New York Cash Reserve MM Fund......................................  $        87,263           $      87,263
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $87,263)....................................                                   87,263
                                                                                                            -------------
     Total Investments (Cost $16,869,697) (+) -- 99.5%..........................                               16,948,395
     Other assets in excess of liabilities 0.5%.................................                                   89,024
                                                                                                            -------------
     Total Net Assets -- 100.0%.................................................                            $  17,037,419
                                                                                                            -------------
                                                                                                            -------------

---------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $ 125,680
Unrealized depreciation...................    (46,982)
                                            ---------
Net unrealized appreciation...............  $  78,698
                                            ---------
                                            ---------

Principal denominated in the following currency:

    (a) Danish Kroner

    The accompanying notes are an integral part of the financial statements.
42

                      THE OFFITBANK INVESTEMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                HIGH YIELD FUND

---------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $1,282,657,562)......   $   1,333,632,850
  Cash....................................................              50,788
  Interest and dividends receivable.......................          27,392,598
  Receivable for capital shares sold......................             394,167
  Unrealized appreciation on open forward currency
   contracts..............................................             190,126
  Prepaid expenses and other assets.......................               3,114
                                                             -----------------
    Total Assets..........................................                        $   1,361,663,643
LIABILITIES:
  Dividends payable.......................................          10,159,491
  Payable for investment securities purchased.............           3,097,500
  Payable for forward currency contracts..................             269,512
  Payable for capital shares redeemed.....................             333,833
  Investment advisory fees payable........................             800,312
  Administration fees payable.............................              84,504
  Fund accounting fees payable............................                 814
  Transfer agent fees payable.............................              24,849
  Other payables and accrued expenses.....................             324,854
                                                             -----------------
    Total Liabilities.....................................                               15,095,669
                                                                                  -----------------
NET ASSETS................................................                        $   1,346,567,974
                                                                                  -----------------
                                                                                  -----------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   130,240,972 issued and outstanding.....................   $         130,241
  Additional paid-in capital..............................       1,295,873,767
  Distributions in excess of net investment income........            (594,996)
  Net unrealized appreciation of investments and foreign
   currency transactions..................................          51,158,962
                                                             -----------------
NET ASSETS................................................                        $   1,346,567,974
                                                                                  -----------------
                                                                                  -----------------
SELECT SHARES:
  NET ASSETS..............................................                        $   1,346,553,018
                                                                                  -----------------
                                                                                  -----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.....................                              130,239,526
                                                                                  -----------------
                                                                                  -----------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE).................................................                                   $10.34
                                                                                  -----------------
                                                                                  -----------------
ADVISOR SHARES:
  NET ASSETS..............................................                                  $14,956
                                                                                  -----------------
                                                                                  -----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.....................                                    1,446
                                                                                  -----------------
                                                                                  -----------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE).................................................                                   $10.34
                                                                                  -----------------
                                                                                  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                             EMERGING MARKETS FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $212,476,803)..........   $   211,842,532
  Cash......................................................           458,881
  Foreign currency (cost $12,074)...........................            10,819
  Interest and dividends receivable.........................         6,143,661
  Receivable for forward currency contracts.................            25,512
  Unrealized appreciation on open forward currency
   contracts................................................           326,518
  Foreign tax reclaim receivable............................           168,787
  Prepaid expenses and other assets.........................             3,943
                                                               ---------------
    Total Assets............................................                      $   218,980,653
LIABILITIES:
  Dividends payable.........................................         5,953,855
  Payable for investment securities purchased...............         1,319,625
  Payable for forward currency contracts....................           460,542
  Investment advisory fees payable..........................           158,643
  Administration fees payable...............................            13,281
  Fund accounting fees payable..............................             5,520
  Transfer agent fees payable...............................             5,772
  Custody fees payable......................................           151,445
  Other payables and accrued expenses.......................           135,377
                                                               ---------------
    Total Liabilities.......................................                            8,204,060
                                                                                  ---------------
NET ASSETS                                                                        $   210,776,593
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   20,146,148 Select Shares issued and outstanding..........   $        20,146
  Additional paid-in capital................................       214,839,163
  Distributions in excess of net investment income..........        (1,322,901)
  Accumulated distributions in excess of net realized gains
   on investments and foreign currency transactions.........        (2,433,125)
  Net unrealized depreciation of investments and foreign
   currency transactions....................................          (326,690)
                                                               ---------------
NET ASSETS..................................................                      $   210,776,593
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.46
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.
44

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997
                           LATIN AMERICA EQUITY FUND

---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $50,737,953)...........   $  55,247,755
  Foreign currency (cost $62,553)...........................          62,910
  Interest and dividends receivable.........................         234,018
  Receivable for capital shares sold........................             136
  Deferred organization expense.............................          18,025
  Prepaid expenses and other assets.........................          14,204
                                                               -------------
    Total Assets............................................                    $  55,577,048
LIABILITIES:
  Payable for investment securities purchased...............          63,283
  Payable for capital shares redeemed.......................         263,967
  Investment advisory fees payable..........................          47,943
  Administration fees payable...............................           3,596
  Fund accounting fees payable..............................           1,241
  Transfer agent fees payable...............................           1,846
  Shareholder service fees payable..........................              97
  Custody fees payable......................................          88,586
  Audit fees payable........................................          23,917
  Registration and filing fees payable......................          27,557
  Other payables and accrued expenses.......................           2,797
                                                               -------------
    Total Liabilities.......................................                          524,830
                                                                                -------------
NET ASSETS..................................................                    $  55,052,218
                                                                                -------------
                                                                                -------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   3,894,905 issued and outstanding.........................   $       3,894
  Additional paid-in capital................................      52,862,569
  Distributions in excess of net investment income..........         (68,499)
  Accumulated distributions in excess of net realized losses
   on investment and foreign currency transactions..........      (2,253,277)
  Net unrealized appreciation of investments and foreign
   currency transactions....................................       4,507,531
                                                               -------------
NET ASSETS..................................................                    $  55,052,218
                                                                                -------------
                                                                                -------------
SELECT SHARES:
  NET ASSETS................................................                    $  55,034,162
                                                                                -------------
                                                                                -------------
  SHARES OF CAPITAL STOCK OUTSTANDING.......................                        3,893,628
                                                                                -------------
                                                                                -------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE)...................................................                           $14.13
                                                                                -------------
                                                                                -------------
ADVISOR SHARES:
  NET ASSETS................................................                          $18,056
                                                                                -------------
                                                                                -------------
  SHARES OF CAPITAL STOCK OUTSTANDING.......................                            1,277
                                                                                -------------
                                                                                -------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE)...................................................                           $14.14
                                                                                -------------
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                            NEW YORK MUNICIPAL FUND

---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $41,582,618)...........   $  42,770,358
  Interest and dividends receivable.........................         656,528
  Deferred organization expense.............................          14,787
  Prepaid expenses and other assets.........................           1,312
                                                               -------------
    Total Assets............................................                    $  43,442,985
LIABILITIES:
  Payable for investment securities purchased...............       1,045,830
  Dividends payable.........................................         151,228
  Payable for capital shares redeemed.......................         120,561
  Investment advisory fees payable..........................          28,556
  Administration fees payable...............................           8,418
  Transfer agent fees payable...............................             186
  Audit fees payable........................................          22,674
  Other payables and accrued expenses.......................          19,846
                                                               -------------
    Total Liabilities.......................................                        1,397,299
                                                                                -------------
NET ASSETS..................................................                    $  42,045,686
                                                                                -------------
                                                                                -------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   3,932,716 Select Shares issued and outstanding...........   $       3,933
  Additional paid-in capital................................      40,839,492
  Accumulated net realized gains on investment
   transactions.............................................          14,521
  Net unrealized appreciation of investments................       1,187,740
                                                               -------------
NET ASSETS..................................................                    $  42,045,686
                                                                                -------------
                                                                                -------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                           $10.69
                                                                                -------------
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.
46

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997
                           CALIFORNIA MUNICIPAL FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $4,648,743)............   $     4,724,373
  Cash......................................................               104
  Interest and dividends receivable.........................            74,514
  Deferred organization expense.............................            36,390
                                                               ---------------
    Total Assets............................................                      $     4,835,381
LIABILITIES:
  Dividends payable.........................................            17,410
  Payable to Adviser........................................               528
  Fund accounting fees payable..............................             1,514
  Transfer agent fees payable...............................               182
  Audit fees payable........................................            19,700
  Other payables and accrued expenses.......................             3,972
                                                               ---------------
    Total Liabilities.......................................                               43,306
                                                                                  ---------------
NET ASSETS..................................................                      $     4,792,075
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   462,332 Select Shares issued and outstanding.............   $           462
  Additional paid-in capital................................         4,714,669
  Accumulated undistributed net investment income...........             1,350
  Accumulated distributions in excess of net realized gains
   on investment transactions...............................               (36)
  Net unrealized appreciation of investments................            75,630
                                                               ---------------
NET ASSETS..................................................                      $     4,792,075
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.37
                                                                                  ---------------
                                                                                  ---------------

                            NATIONAL MUNICIPAL FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $2,985,199)............   $     3,027,242
  Interest and dividends receivable.........................            34,649
  Receivable from Adviser...................................             1,983
  Deferred organization expense.............................            30,630
                                                               ---------------
    Total Assets............................................                      $     3,094,504
LIABILITIES:
  Payable for investment securities purchased...............           250,000
  Dividends payable.........................................             8,585
  Cash overdraft............................................             6,718
  Fund accounting fees payable..............................             2,121
  Transfer agent fees payable...............................                69
  Audit fees payable........................................            19,700
  Other payables and accrued expenses.......................             2,224
                                                               ---------------
    Total Liabilities.......................................                              289,417
                                                                                  ---------------
NET ASSETS..................................................                      $     2,805,087
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   275,238 Select Shares issued and outstanding.............   $           275
  Additional paid-in capital................................         2,759,848
  Accumulated net realized gains on investments.............             2,921
  Net unrealized appreciation of investments................            42,043
                                                               ---------------
NET ASSETS..................................................                      $     2,805,087
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.19
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997
                        U.S. GOVERNMENT SECURITIES FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $3,873,195)............   $     3,903,688
  Interest and dividends receivable.........................            76,948
  Deferred organization expense.............................            19,400
                                                               ---------------
    Total Assets............................................                      $     4,000,036
LIABILITIES:
  Dividends payable.........................................            19,097
  Payable to Adviser........................................             1,540
  Fund accounting fees payable..............................             2,271
  Transfer agent fees payable...............................               113
  Audit fees payable........................................            19,700
  Other payables and accrued expenses.......................             2,639
                                                               ---------------
    Total Liabilities.......................................                               45,360
                                                                                  ---------------
NET ASSETS..................................................                      $     3,954,676
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   388,932 Select Shares issued and outstanding.............   $           389
  Additional paid-in capital................................         3,918,939
  Accumulated net realized gains on investment
   transactions.............................................             4,855
  Net unrealized appreciation of investments................            30,493
                                                               ---------------
NET ASSETS..................................................                      $     3,954,676
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.17
                                                                                  ---------------
                                                                                  ---------------

                            MORTGAGE SECURITIES FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $16,869,697)...........   $    16,948,395
  Interest and dividends receivable.........................           150,197
  Receivable for forward currency contracts.................            25,307
  Receivable from Adviser...................................             7,388
  Deferred organization expenses............................            19,400
  Unrealized appreciation on open forward currency
   contracts................................................             3,716
  Foreign tax reclaim receivable............................               987
  Prepaid expenses and other assets.........................               348
                                                               ---------------
    Total Assets............................................                      $    17,155,738
LIABILITIES:
  Dividends payable.........................................            89,913
  Fund accounting fees payable..............................             1,525
  Transfer agent fees payable...............................               370
  Audit fees payable........................................            19,700
  Registration and filing fees payable......................             5,463
  Other payables and accrued expenses.......................             1,348
                                                               ---------------
    Total Liabilities.......................................                              118,319
                                                                                  ---------------
NET ASSETS..................................................                      $    17,037,419
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   1,675,581 Select Shares issued and outstanding...........   $         1,676
  Additional paid-in capital................................        16,906,213
  Accumulated undistributed net investment income...........            19,449
  Accumulated net realized gains on investment and foreign
   currency transactions....................................            27,956
  Net unrealized appreciation of investments and foreign
   currency transactions....................................            82,125
                                                               ---------------
NET ASSETS..................................................                      $    17,037,419
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.17
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.
48

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     99,660,411
  Dividends.....................................................................         1,308,697
                                                                                  ----------------
    Total Income................................................................                     $    100,969,108
EXPENSES:
  Advisory......................................................................         7,832,049
  Administration................................................................         1,622,785
  Fund accounting...............................................................            53,975
  Transfer agent and shareholder servicing fees.................................            75,497
  Custody.......................................................................           191,784
  Miscellaneous.................................................................           471,477
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................        10,247,567
    Less expenses waived/reimbursed.............................................          (811,392)
                                                                                  ----------------
    Net expenses................................................................                            9,436,175
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           91,532,933
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................        14,211,763
  Net realized gain on foreign currency transactions............................           336,915
  Net change in unrealized appreciation of investments..........................        17,266,243
  Net change in unrealized appreciation of foreign currency transactions........           135,013
                                                                                  ----------------
Net realized and unrealized gains on investments................................                           31,949,934
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $    123,482,867
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     18,360,557
                                                                                  ----------------
    Total Income................................................................                     $     18,360,557
EXPENSES:
  Advisory......................................................................         1,527,416
  Administration................................................................           254,833
  Fund accounting...............................................................            33,020
  Transfer agent................................................................            16,097
  Custody.......................................................................           307,277
  Registration and filing fees..................................................            72,461
  Miscellaneous.................................................................           120,537
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................         2,331,641
    Less expenses waived/reimbursed.............................................          (127,416)
                                                                                  ----------------
    Net expenses................................................................                            2,204,225
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           16,156,332
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................         6,864,591
  Net realized gains on foreign currency transactions...........................           694,638
  Net change in unrealized appreciation of investments..........................        (9,009,779)
  Net change in unrealized appreciation of foreign currency transactions........            82,635
                                                                                  ----------------
Net realized and unrealized gains on investments................................                           (1,367,915)
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $     14,788,417
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        309,279
  Dividends (net of foreign tax withholding of $6,038)..........................           785,578
                                                                                  ----------------
    Total Income................................................................                     $      1,094,857
EXPENSES:
  Advisory......................................................................           589,281
  Administration................................................................            88,392
  Fund accounting...............................................................            32,565
  Transfer agent................................................................             6,446
  Shareholder services..........................................................                97
  Custody.......................................................................           168,421
  Registration and filing fees..................................................            56,255
  Miscellaneous.................................................................            47,151
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................           988,608
    Less expenses waived/reimbursed.............................................           (44,196)
                                                                                  ----------------
    Net expenses................................................................                              944,412
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                              150,445
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized loss on investment transactions..................................        (1,005,114)
  Net realized loss on foreign currency transactions............................           (64,941)
  Net change in unrealized appreciation of investments..........................         3,462,520
  Net change in unrealized appreciation of foreign currency transactions........            (2,271)
                                                                                  ----------------
Net realized and unrealized gains on investments................................                            2,390,194
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $      2,540,639
                                                                                                     ----------------
                                                                                                     ----------------

                            NEW YORK MUNICIPAL FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $      1,446,379
  Dividends.....................................................................             1,992
                                                                                  ----------------
    Total Income................................................................                     $      1,448,371
EXPENSES:
  Advisory......................................................................           108,310
  Administration................................................................            44,828
  Fund accounting...............................................................            36,868
  Transfer agent................................................................             2,959
  Audit.........................................................................            22,945
  Amortization of organization expenses.........................................            20,234
  Miscellaneous.................................................................            32,667
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................           268,811
    Less expenses waived/reimbursed.............................................          (116,164)
                                                                                  ----------------
    Net expenses................................................................                              152,647
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                            1,295,724
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................           201,875
  Net change in unrealized appreciation of investments..........................           898,649
                                                                                  ----------------
Net realized and unrealized gains on investments................................                            1,100,524
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $      2,396,248
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                                                                  FOR THE PERIOD FROM
                                                                                                       APRIL 2, 1997*
                                                                                            THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        102,176
  Dividend......................................................................             2,903
                                                                                          --------
    Total Income................................................................                     $        105,079
EXPENSES:
  Advisory......................................................................             7,908
  Administration................................................................             3,373
  Fund accounting...............................................................            24,140
  Transfer agent................................................................               333
  Audit.........................................................................            20,706
  Amortization of organization expenses.........................................             6,403
  Registration and filing.......................................................             3,997
  Miscellaneous.................................................................             3,627
                                                                                          --------
    Total expenses before waivers/reimbursements................................            70,487
    Less expenses waived/reimbursed.............................................           (59,289)
                                                                                          --------
    Net expenses................................................................                               11,198
                                                                                                             --------

NET INVESTMENT INCOME...........................................................                               93,881
                                                                                                             --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................             3,306
  Net change in unrealized appreciation of investments..........................            75,630
                                                                                          --------
Net realized and unrealized gains on investments................................                               78,936
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        172,817
                                                                                                             --------
                                                                                                             --------

                            NATIONAL MUNICIPAL FUND

                                                                                                  FOR THE PERIOD FROM
                                                                                                    OCTOBER 20, 1997*
                                                                                            THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $         21,056
                                                                                          --------
    Total Income................................................................                     $         21,056
EXPENSES:
  Advisory......................................................................             1,654
  Administration................................................................               709
  Fund accounting...............................................................             5,886
  Transfer agent................................................................                72
  Audit.........................................................................            19,700
  Registration and filing.......................................................             4,491
  Printing......................................................................             1,350
  Miscellaneous.................................................................             1,320
                                                                                          --------
    Total expenses before waivers/reimbursements................................            35,182
    Less expenses waived/reimbursed.............................................           (32,823)
                                                                                          --------
    Net expenses................................................................                                2,359
                                                                                                              -------
NET INVESTMENT INCOME...........................................................                               18,697
                                                                                                              -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................             2,921
  Net change in unrealized appreciation of investments..........................            42,043
                                                                                          --------
Net realized and unrealized gains on investments................................                               44,964
                                                                                                              -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $         63,661
                                                                                                              -------
                                                                                                              -------

---------------

* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                                                                  FOR THE PERIOD FROM
                                                                                                        JULY 1, 1997*
                                                                                            THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $         59,760
  Dividend......................................................................               958
                                                                                          --------
    Total income................................................................                     $         60,718
EXPENSES:
  Advisory......................................................................             3,596
  Administration................................................................             1,541
  Fund accounting...............................................................            15,049
  Transfer agent................................................................               230
  Audit.........................................................................            19,700
  Registration and filing.......................................................             2,749
  Amortization of organization expenses.........................................             2,183
  Miscellaneous.................................................................             1,626
                                                                                          --------
    Total expenses before waivers/reimbursements................................            46,674
    Less expenses waived/reimbursed.............................................           (41,472)
                                                                                          --------
    Net expenses................................................................                                5,202
                                                                                                              -------

NET INVESTMENT INCOME...........................................................                               55,516
                                                                                                              -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................            13,802
  Net change in unrealized appreciation of investments..........................            30,493
                                                                                          --------
Net realized and unrealized gains on investments................................                               44,295
                                                                                                              -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $         99,811
                                                                                                              -------
                                                                                                              -------

                            MORTGAGE SECURITIES FUND

                                                                                                  FOR THE PERIOD FROM
                                                                                                        JULY 1, 1997*
                                                                                            THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        359,692
  Dividend......................................................................             4,975
                                                                                          --------
    Total income................................................................                     $        364,667
EXPENSES:
  Advisory......................................................................            20,098
  Administration................................................................             8,613
  Fund accounting...............................................................            15,050
  Transfer agent................................................................               634
  Audit.........................................................................            19,700
  Registration and filing.......................................................             7,053
  Custodian.....................................................................             3,603
  Amortization of organization expenses.........................................             2,183
  Miscellaneous.................................................................             1,921
                                                                                          --------
    Total expenses before waivers/reimbursements................................            78,855
    Less expenses waived/ reimbursed............................................           (50,010)
                                                                                          --------
    Net expenses................................................................                               28,845
                                                                                                             --------

NET INVESTMENT INCOME...........................................................                              335,822
                                                                                                             --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................            86,502
  Net realized gains on foreign currency transactions...........................            31,104
  Net change in unrealized appreciation of investments..........................            78,698
  Net change in unrealized appreciation of foreign currency transactions........             3,427
                                                                                          --------
Net realized and unrealized gains on investments................................                              199,731
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        535,553
                                                                                                             --------
                                                                                                             --------

---------------

* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               DECEMBER 31, 1997    DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $     91,532,933     $     57,226,940
  Net realized gains on investment and foreign currency
   transactions.............................................          14,548,678            5,036,933
  Net change in unrealized appreciation of investments and
   foreign currency
   transactions.............................................          17,401,256           17,933,182
                                                              ------------------   ------------------
                                                              ------------------   ------------------
  Net increase in net assets resulting from operations......         123,482,867           80,197,055
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (91,532,933)         (57,226,940)
  Excess of net investment income...........................            (317,636)            (413,377)
  Net realized gains........................................         (14,175,584)          (4,650,440)
  Excess of net realized gains..............................            (555,849)                  --
                                                              ------------------   ------------------
                                                              ------------------   ------------------
  Total dividends and distributions to shareholders.........        (106,582,002)         (62,290,757)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................         607,587,659          412,849,673
  Dividends reinvested......................................          68,319,193           41,938,736
  Cost of shares redeemed...................................        (197,959,947)        (100,064,884)
                                                              ------------------   ------------------
  Net increase in net assets from capital share
   transactions.............................................         477,946,905          354,723,525
                                                              ------------------   ------------------
  Total increase in net assets..............................         494,847,770          372,629,823
NET ASSETS:
  Beginning of year.........................................         851,720,204          479,090,381
                                                              ------------------   ------------------
  End of year (Including distributions in excess of net
   investment income of $594,996 and $107,856,
   respectively.)...........................................    $  1,346,567,974     $    851,720,204
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                             EMERGING MARKETS FUND

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               DECEMBER 31, 1997    DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................     $    16,156,332      $     8,116,698
  Net realized gains on investment and foreign currency
   transactions.............................................           7,559,229            5,650,631
  Net change in unrealized appreciation (depreciation) of
   investments and foreign currency transactions............          (8,927,144)           5,867,944
                                                              ------------------   ------------------
                                                              ------------------   ------------------
  Net increase in net assets resulting from operations......          14,788,417           19,635,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (16,156,332)          (8,116,698)
  Excess of net investment income...........................            (987,668)                  --
  Net realized gains........................................          (7,559,229)          (4,209,138)
  Excess of net realized gains..............................          (3,624,156)                  --
                                                              ------------------   ------------------
                                                              ------------------   ------------------
  Total dividends and distributions to shareholders.........         (28,327,385)         (12,325,836)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................         121,772,445           73,997,689
  Dividends reinvested......................................          16,925,719            8,976,597
  Cost of shares redeemed...................................         (30,526,769)         (23,390,002)
                                                              ------------------   ------------------
  Net increase in net assets from capital share
   transactions.............................................         108,171,395           59,584,284
                                                              ------------------   ------------------
  Total increase in net assets..............................          94,632,427           66,893,721
NET ASSETS:
  Beginning of year.........................................         116,144,166           49,250,445
                                                              ------------------   ------------------
  End of year (Including distributions in excess of net
   investment income of $1,322,901 and $230,534,
   respectively.)...........................................     $   210,776,593      $   116,144,166
                                                              ------------------   ------------------
                                                              ------------------   ------------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                               FOR THE YEAR        FOR THE PERIOD FROM
                                                                      ENDED         FEBRUARY 13, 1996*
                                                          DECEMBER 31, 1997  THROUGH DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.................................         $  150,445                 $  105,925
  Net realized gains/losses on investment and foreign
   currency transactions................................         (1,070,055)                   398,414
  Net change in unrealized appreciation of investments
   and foreign currency transactions....................          3,460,249                  1,047,282
                                                          -----------------  -------------------------
  Net increase in net assets resulting from
   operations...........................................          2,540,639                  1,551,621
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................           (150,445)                  (105,925)
  Excess of net investment income.......................           (222,445)                        --
  Net realized gains....................................           (952,958)                  (496,221)
  Total dividends and distributions to shareholders.....         (1,325,848)                  (602,146)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........................         68,585,066                 13,192,197
  Dividends reinvested..................................          1,094,992                    427,936
  Cost of shares redeemed...............................        (29,150,348)                (1,261,911)
  Net increase in net assets from capital share
   transactions.........................................         40,529,710                 12,358,222
                                                          -----------------  -------------------------
  Total increase in net assets..........................         41,744,501                 13,307,697
NET ASSETS:
  Beginning of period...................................         13,307,717                         20
                                                          -----------------  -------------------------
  End of period (Including distributions in excess of
   net investment income of $68,499 and $59,985,
   respectively.).......................................        $55,052,218                $13,307,717
                                                          -----------------  -------------------------
                                                          -----------------  -------------------------

---------------
* Commencement of operations.

                            NEW YORK MUNICIPAL FUND

                                                                      FOR THE YEAR       FOR THE YEAR
                                                                             ENDED              ENDED
                                                                 DECEMBER 31, 1997  DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income........................................        $ 1,295,724         $  750,678
  Net realized gains on investments............................            201,875             13,921
  Net change in unrealized appreciation (depreciation) of
   investments.................................................            898,649            (10,829)
                                                                 -----------------  -----------------
  Net increase in net assets resulting from operations.........          2,396,248            753,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER FROM:
  Net investment income........................................         (1,295,724)          (750,678)
  Excess of net investment income..............................             (3,541)                --
  Net realized gains...........................................           (192,144)           (11,455)
                                                                 -----------------  -----------------
  Total dividends and distributions to shareholders............         (1,491,409)          (762,133)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..................................         29,031,529          9,898,661
  Dividends reinvested.........................................          1,189,875            589,238
  Cost of shares redeemed......................................         (9,238,189)        (2,837,811)
  Net increase in net assets from capital share transactions...         20,983,215          7,650,088
                                                                 -----------------  -----------------
  Total increase in net assets.................................         21,888,054          7,641,725
NET ASSETS:
  Beginning of period..........................................         20,157,632         12,515,907
                                                                 -----------------  -----------------
  End of period................................................        $42,045,686        $20,157,632
                                                                 -----------------  -----------------
                                                                 -----------------  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                                                   FOR THE PERIOD FROM
                                                                                        APRIL 2, 1997*
                                                                                               THROUGH
                                                                                     DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income........................................................              $  93,881
  Net realized gains on investment transactions................................                  3,306
  Net change in unrealized appreciation of investments.........................                 75,630
                                                                                            ----------
  Net increase in net assets resulting from operations.........................                172,817
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................................                (93,881)
  Excess of net investment income..............................................                   (695)
  Net realized gains...........................................................                 (3,342)
                                                                                            ----------
  Total dividends and distributions to shareholders............................                (97,918)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..................................................              4,636,788
  Dividends reinvested.........................................................                 80,338
                                                                                            ----------
  Net increase in net assets from capital share transactions...................              4,717,126
                                                                                            ----------
  Total increase in net assets.................................................              4,792,025
NET ASSETS:
  Beginning of period..........................................................                     50
                                                                                            ----------
  End of period (Including undistributed net investment income of $1,350)......              $4,792,075
                                                                                            ----------
                                                                                            ----------

                            NATIONAL MUNICIPAL FUND

                                                                                   FOR THE PERIOD FROM
                                                                                     OCTOBER 20, 1997*
                                                                             THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income....................................................                  $  18,697
  Net realized gains on investments........................................                      2,921
  Net change in unrealized appreciation of investments.....................                     42,043
                                                                             -------------------------
  Net increase in net assets resulting from operations.....................                     63,661
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income....................................................                    (18,697)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..............................................                  2,750,010
  Dividends reinvested.....................................................                     10,113
                                                                             -------------------------
  Net increase in net assets from capital share transactions...............                  2,760,123
                                                                             -------------------------
  Total increase in net assets.............................................                  2,805,087
NET ASSETS:
  Beginning of period......................................................                         --
                                                                             -------------------------
  End of period............................................................                 $2,805,087
                                                                             -------------------------
                                                                             -------------------------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                                                   FOR THE PERIOD FROM
                                                                                         JULY 1, 1997*
                                                                             THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income....................................................                $    55,516
  Net realized gains on investment transactions............................                     13,802
  Net change in unrealized appreciation of investments.....................                     30,493
                                                                             -------------------------
  Net increase in net assets resulting from operations.....................                     99,811
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................................                    (55,516)
  Excess of net investment income..........................................                     (3,940)
  Net realized gains.......................................................                     (5,280)
                                                                             -------------------------
  Total dividends and distributions to shareholders........................                    (64,736)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..............................................                  3,943,065
  Dividends reinvested.....................................................                     45,655
  Cost of shares redeemed..................................................                    (69,119)
                                                                             -------------------------
  Net increase in net assets from capital share transactions...............                  3,919,601
                                                                             -------------------------
  Total increase in net assets.............................................                  3,954,676
NET ASSETS:
  Beginning of period......................................................                         --
                                                                             -------------------------
  End of period............................................................                $ 3,954,676
                                                                             -------------------------
                                                                             -------------------------

                            MORTGAGE SECURITIES FUND

                                                                                   FOR THE PERIOD FROM
                                                                                         JULY 1, 1997*
                                                                             THROUGH DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income....................................................                 $  335,822
  Net realized gains on investment and foreign currency transactions.......                    117,606
  Net change in unrealized appreciation of investment and foreign currency
   transactions............................................................                     82,125
                                                                             -------------------------
  Net increase in net assets resulting from operations.....................                    535,553
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................................                   (335,822)
  Excess of net investment income..........................................                    (13,631)
  Realized gains...........................................................                    (58,364)
                                                                             -------------------------
  Total dividends and distributions to shareholders........................                   (407,817)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..............................................                 16,626,836
  Dividends reinvested.....................................................                    307,847
  Cost of shares redeemed..................................................                    (25,000)
  Net increase in net assets from capital share transactions...............                 16,909,683
                                                                             -------------------------
  Total increase in net assets.............................................                 17,037,419
NET ASSETS:
  Beginning of period......................................................                         --
                                                                             -------------------------
  End of period (Including undistributed net investment income of
   $19,449)................................................................                $17,037,419
                                                                             -------------------------
                                                                             -------------------------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                             SELECT SHARES
                                              ---------------------------------------------------------------------------
                                                                                                           FOR THE PERIOD
                                                 FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FROM MARCH 2,
                                               ENDED DECEMBER      ENDED DECEMBER      ENDED DECEMBER       1994* THROUGH
                                                     31, 1997            31, 1996            31, 1995   DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........    $    10.15          $   9.92            $   9.25            $  10.00
                                              ---------------       --------            --------            --------
  Net investment income.....................          0.87              0.89                0.90                0.72
  Net realized and unrealized gain (loss)...          0.31              0.29                0.67               (0.75)
                                              ---------------       --------            --------            --------
  Total income from investment operations...          1.18              1.18                1.57               (0.03)
                                              ---------------       --------            --------            --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................         (0.87)            (0.89)              (0.89)              (0.72)
  Net realized gains........................         (0.12)            (0.06)              (0.01)                 --
                                              ---------------       --------            --------            --------
Total dividends and distributions...........         (0.99)            (0.95)              (0.90)              (0.72)
                                              ---------------       --------            --------            --------
  Net change in net asset value per share...          0.19              0.23                0.67               (0.75)
                                              ---------------       --------            --------            --------
NET ASSET VALUE, END OF PERIOD..............    $    10.34          $  10.15            $   9.92            $   9.25
                                              ---------------       --------            --------            --------
                                              ---------------       --------            --------            --------
TOTAL RETURN(A).............................        12.09%            12.46%              17.72%              (0.27%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)....    $1,346,553          $851,720            $479,090            $222,317
Ratios to average net assets:
  Expenses**................................         0.87%             0.98%               1.05%               1.14%(c)
  Net investment income.....................         8.46%             8.86%               9.38%               8.97%(c)
PORTFOLIO TURNOVER RATE.....................           47%               41%                 34%                 42%

                                              ADVISOR SHARES
                                              ---------------
                                                      FOR THE
                                              PERIOD*** ENDED
                                                 DECEMBER 31,
                                                         1997
--------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........      $10.37
                                                  ------
  Net investment income.....................        0.32
  Net realized and unrealized gain (loss)...        0.09
                                                  ------
  Total income from investment operations...        0.41
                                                  ------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................       (0.32)
  Net realized gains........................       (0.12)
                                                  ------
Total dividends and distributions...........       (0.44)
                                                  ------
  Net change in net asset value per share...       (0.03)
                                                  ------
NET ASSET VALUE, END OF PERIOD..............      $10.34
                                                  ------
                                                  ------
TOTAL RETURN(A).............................       3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)....      $   15
Ratios to average net assets:
  Expenses**................................       1.03%(c)
  Net investment income.....................       7.87%(c)
PORTFOLIO TURNOVER RATE.....................         47%

                             EMERGING MARKETS FUND

                                                                    SELECT SHARES(D)
                                              -------------------------------------------------------------
                                                 FOR THE YEAR      FOR THE YEAR
                                               ENDED DECEMBER    ENDED DECEMBER          FOR THE YEAR ENDED
                                                     31, 1997          31, 1996           DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........     $  11.03          $   9.91               $   8.84
                                              ---------------   ---------------            -------
  Net investment income.....................         1.15              1.00                   0.90
  Net realized and unrealized gain (loss)...           --              1.55                   1.07
                                              ---------------   ---------------            -------
  Total income from investment operations...         1.15              2.55                   1.97
                                              ---------------   ---------------            -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................        (1.15)            (1.00)                 (0.60)
  Excess of net investment income...........        (0.04)               --                     --
  Net realized gains........................        (0.53)            (0.43)                    --
  Return of capital.........................           --                --                  (0.30)
                                              ---------------   ---------------            -------
Total dividends and distributions...........        (1.72)            (1.43)                 (0.90)
                                              ---------------   ---------------            -------
  Net change in net asset value per share...        (0.57)             1.12                   1.07
                                              ---------------   ---------------            -------
NET ASSET VALUE, END OF PERIOD..............     $  10.46          $  11.03               $   9.91
                                              ---------------   ---------------            -------
                                              ---------------   ---------------            -------
TOTAL RETURN(A).............................       10.67%            26.56%                 23.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
   thousands)...............................     $210,777          $116,144               $ 49,250
Ratios to average net assets:
  Expenses**................................        1.29%             1.16%                  1.50%
  Net investment income.....................        9.49%             9.62%                  9.97%
PORTFOLIO TURNOVER RATE.....................         179%              136%                    60%


                                              FOR THE PERIOD FROM MARCH
                                              8, 1994* THROUGH DECEMBER
                                                               31, 1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.00
                                                       -------
  Net investment income.....................              0.81
  Net realized and unrealized gain (loss)...             (1.16)
                                                       -------
  Total income from investment operations...             (0.35)
                                                       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................             (0.81)
  Excess of net investment income...........                --
  Net realized gains........................                --
  Return of capital.........................                --
                                                       -------
Total dividends and distributions...........             (0.81)
                                                       -------
  Net change in net asset value per share...             (1.16)
                                                       -------
NET ASSET VALUE, END OF PERIOD..............          $   8.84
                                                       -------
                                                       -------
TOTAL RETURN(A).............................            (3.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
   thousands)...............................          $ 28,117
Ratios to average net assets:
  Expenses**................................             1.50%(c)
  Net investment income.....................            10.39%(c)
PORTFOLIO TURNOVER RATE.....................               47%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
  ***Sales of Advisor Shares began on August 14, 1997.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c )
     Annualized.
  (d)As of December 31, 1997 there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                             SELECT SHARES
                                              -------------------------------------------      ADVISOR SHARES
                                                                      FOR THE PERIOD FROM   -----------------
                                                     FOR THE YEAR      FEBRUARY 13, 1996*      FOR THE PERIOD ***
                                                            ENDED    THROUGH DECEMBER 31,                   ENDED
                                                DECEMBER 31, 1997                    1996       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $      11.66           $       10.00           $       15.11
                                                          -------                 -------                 -------
  Net investment income (loss)..............                 0.09                    0.20                   (0.21)
  Net realized and unrealized gain (loss)...                 2.74                    2.11                   (0.50)
                                                          -------                 -------                 -------
  Total income from investment operations...                 2.83                    2.31                   (0.71)
                                                          -------                 -------                 -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income (loss)..............                 (.09)                  (0.20)                  (0.01)
  Excess of net investment income...........                 (.02)                     --                      --
  Net realized gains........................                (0.25)                  (0.45)                  (0.25)
                                                          -------                 -------                 -------
Total dividends and distributions...........                (0.36)                  (0.65)                  (0.26)
                                                          -------                 -------                 -------
  Net change in net asset value per share...                 2.47                    1.66                   (0.97)
                                                          -------                 -------                 -------
NET ASSET VALUE, END OF PERIOD..............         $      14.13           $       11.66           $       14.14
                                                          -------                 -------                 -------
                                                          -------                 -------                 -------
TOTAL RETURN(A).............................               24.22%                  23.36%(b)                (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in
   thousands)...............................         $     55,034           $      13,308           $          18
Ratios to average net assets:
  Expenses**................................                1.60%                   2.00%(c)                 1.73%(c)
  Net investment income (loss)..............                0.26%                   1.97%(c)                (0.73%)(c)
PORTFOLIO TURNOVER RATE.....................                  98%                    133%                     98%
AVERAGE COMMISSION RATE PAID(d).............         $      .0185           $       0.026           $       .0185

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
   ***
     Sales of Advisor Shares began on June 23, 1997.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.
58

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                      SELECT SHARES(D)
                                              -----------------------------------------------------------------
                                                                                            FOR THE PERIOD FROM
                                                     FOR THE YEAR           FOR THE YEAR         APRIL 3, 1995*
                                                            ENDED                  ENDED   THROUGH DECEMBER 31,
                                                DECEMBER 31, 1997      DECEMBER 31, 1996                   1995
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $      10.40           $      10.47           $      10.00
                                                          -------                -------                -------
  Net investment income.....................                 0.46                   0.44                   0.33
  Net realized and unrealized gain (loss)...                 0.34                  (0.06)                  0.47
                                                          -------                -------                -------
  Total income from investment operations...                 0.80                   0.38                   0.80
                                                          -------                -------                -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................                (0.46)                 (0.44)                 (0.32)
  Net realized gains........................                (0.05)                 (0.01)                 (0.01)
                                                          -------                -------                -------
Total dividends and distributions...........                (0.51)                 (0.45)                 (0.33)
                                                          -------                -------                -------
Net change in net asset value per share.....                 0.29                  (0.07)                  0.47
                                                          -------                -------                -------
NET ASSET VALUE, END OF PERIOD..............         $      10.69           $      10.40           $      10.47
                                                          -------                -------                -------
                                                          -------                -------                -------
TOTAL RETURN(A).............................                7.84%                  3.72%                  8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
   thousands)...............................         $     42,046           $     20,158           $     12,516
Ratios to average net assets:
  Expenses**................................                0.50%                  0.55%                  0.54%(c)
  Net investment income.....................                4.22%                  4.28%                  4.20%(c)
PORTFOLIO TURNOVER RATE.....................                 144%                    33%                    35%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of December 31, 1997 there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                 SELECT SHARES(d)
                                              -----------------------
                                                  FOR THE PERIOD FROM
                                                       APRIL 2, 1997*
                                                 THROUGH DECEMBER 31,
                                                                 1997
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.00
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................             0.33
  Net realized and unrealized gains.........             0.38
                                                       ------
  Total income from investment operations...             0.71
                                                       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.33)
  Net realized gains........................            (0.01)
                                                       ------
  Total dividends and distributions.........            (0.34)
                                                       ------
Net change in net asset value per share.....             0.37
                                                       ------
NET ASSET VALUE, END OF PERIOD..............         $  10.37
                                                       ------
                                                       ------
TOTAL RETURN(A).............................            7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in
   thousands)...............................         $  4,792
Ratios to average net assets:
  Expenses**................................            0.50%(c)
  Net investment income.....................            4.15%(c)
PORTFOLIO TURNOVER RATE.....................              41%

                            NATIONAL MUNICIPAL FUND

                                                  SELECT SHARES(d)
                                              -------------------------
                                                    FOR THE PERIOD FROM
                                                      OCTOBER 20, 1997*
                                              THROUGH DECEMBER 31, 1997
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.00(e)
                                                        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................              0.08
  Net realized and unrealized gains.........              0.19
                                                        ------
  Total income from investment operations...              0.27
                                                        ------
LESS DIVIDENDS FROM:
  Net investment income.....................             (0.08)
                                                        ------
  Net change in net asset value per share...              0.19
                                                        ------
NET ASSET VALUE, END OF PERIOD..............          $  10.19
                                                        ------
                                                        ------
TOTAL RETURN(A).............................             2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in
   thousands)...............................          $  2,805
Ratios to average net assets
  Expenses**................................             0.50%(c)
  Net investment income.....................             3.95%(c)
PORTFOLIO TURNOVER RATE.....................               46%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of December 31, 1997 there were no Advisor Shares outstanding.
  (e)Initial offering price.

    The accompanying notes are an integral part of the financial statements.
60

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                 SELECT SHARES(d)
                                              -----------------------
                                                  FOR THE PERIOD FROM
                                                        JULY 1, 1997*
                                                 THROUGH DECEMBER 31,
                                                                 1997
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.00(e)
                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................             0.27
  Net realized and unrealized gains.........             0.19
                                                       ------
  Total income from investment operations...             0.46
                                                       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.27)
  Excess of net investment income...........            (0.01)
  Net realized gains........................            (0.01)
                                                       ------
Total dividends and distributions...........            (0.29)
                                                       ------
Net change in net asset value per share.....             0.17
                                                       ------
NET ASSET VALUE, END OF PERIOD..............         $  10.17
                                                       ------
                                                       ------
TOTAL RETURN(A).............................            4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in
   thousands)...............................         $  3,955
Ratios to average net assets:
  Expenses**................................            0.50%(c)
  Net investment income.....................            5.32%(c)
PORTFOLIO TURNOVER RATE.....................             153%

                            MORTGAGE SECURITIES FUND

                                                  SELECT SHARES(d)
                                              -------------------------
                                                    FOR THE PERIOD FROM
                                                          JULY 1, 1997*
                                              THROUGH DECEMBER 31, 1997
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.00(e)
                                                       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................              0.29
  Net realized and unrealized gains.........              0.22
                                                       -------
  Total income from investment operations...              0.51
                                                       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................             (0.29)
  Excess of net investment income...........             (0.01)
  Net realized gains........................             (0.04)
                                                       -------
Total dividends and distributions...........             (0.34)
                                                       -------
Net change in net asset value per share.....              0.17
                                                       -------
NET ASSET VALUE, END OF PERIOD..............          $  10.17
                                                       -------
                                                       -------
TOTAL RETURN(A).............................             5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (in
   thousands)...............................          $ 17,037
Ratios to average net assets:
  Expenses**................................             0.50%(c)
  Net investment income.....................             5.77%(c)
PORTFOLIO TURNOVER RATE.....................               81%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of December 31, 1997 there were no Advisor Shares outstanding.
  (e)Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. ORGANIZATION. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load and open-end management investment company. The Company consists of eleven separately managed funds, of which eight, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK National Municipal Fund, OFFITBANK U.S. Government Securities Fund, and OFFITBANK Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund.........................  March 2, 1994
Emerging Markets Fund...................  March 8, 1994
Latin America Equity Fund...............  February 13, 1996
New York Municipal Fund.................  April 3, 1995
California Municipal Fund...............  April 2, 1997
National Municipal Fund.................  October 20, 1997
U.S. Government Securities Fund.........  July 1, 1997
Mortgage Securities Fund................  July 1, 1997

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. BISYS Fund Services, Limited Partnership ("BISYS"), serves as the Funds' administrator. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. BISYS Fund Services, Inc. serves as fund accountant and transfer and dividend disbursing agent of the Funds. BISYS, the Distributor, and BISYS Fund Services, Inc. are each a wholly-owned subsidiary of The BISYS Group, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record securities transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium is accrued daily. Dividend income is recognized on the ex- dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATIONAL EXPENSES:
Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations.

OFFITBANK assumed the organizational expenses for the High Yield and the Emerging Markets Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities, and the Mortgage Securities Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of  December 31,  1997, the  following reclassifications  have been  made  to
increase   (decrease)  such   accounts  with  offsetting   adjustments  made  to
paid-in-capital:

                                            ACCUMULATED
                        ACCUMULATED      NET REALIZED GAIN/
                     UNDISTRIBUTED NET       (LOSS) ON
                     INVESTMENT INCOME      INVESTMENTS
                     -----------------  --------------------
High Yield Fund....      ($169,504)          $  169,544
Emerging Markets
 Fund..............       (104,699)             131,853
Latin America
 Equity Fund.......        213,931             (192,442)
New York Municipal
 Fund..............          3,541               (3,386)
California
 Municipal Fund....          2,045                   --
U.S. Government
 Securities Fund...          3,940               (3,667)
Mortgage Securities
 Fund..............         33,080              (31,286)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year, but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS  CURRENCY LOSS
                                   DEFERRED      DEFERRED
                                 ------------  -------------
Emerging Markets Fund..........   $3,025,289     $ 184,458
California Municipal Fund......           36            --

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposures to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds (other than the Municipal Funds) is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows that are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund and the Latin America Equity Fund are included in realized gains and losses on foreign currency transactions.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index that may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk that arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 1997 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield, Emerging Markets and Mortgage Securities Funds' outstanding forward currency contract positions at December 31, 1997:

HIGH YIELD FUND

                                                   VALUE ON      VALUE AT
                         CONTRACT     MATURITY    ORIGINATION  DECEMBER 31,   UNREALIZED
            CURRENCY      AMOUNTS       DATE         DATE          1997      APPRECIATION
           -----------  -----------  -----------  -----------  ------------  ------------
Sell              CAD    (2,750,000)    2/11/98   ($1,939,352)  $(1,925,016)  $   14,336
Sell              DEM    (5,400,000)    2/11/98   (3,037,120)   (3,008,727)       28,393
Sell              DEM    (2,700,000)    2/11/98   (1,531,915)   (1,504,364)       27,551
Sell              DEM    (2,700,000)    2/11/98   (1,525,424)   (1,504,364)       21,060
Sell              DEM   (13,000,000)    2/24/98   (7,346,916)   (7,248,130)       98,786
                                                                             ------------
Net unrealized appreciation on forward positions...........................   $  190,126
                                                                             ------------
                                                                             ------------

EMERGING MARKETS FUND

                                                  VALUE ON      VALUE AT
                         CONTRACT    MATURITY    ORIGINATION  DECEMBER 31,   UNREALIZED
            CURRENCY     AMOUNTS       DATE         DATE          1997      APPRECIATION
           -----------  ----------  -----------  -----------  ------------  ------------
Sell              DEM   (5,750,000)    1/26/98   ($3,337,203)  $(3,201,846)  $  135,357
Sell              DEM   (3,000,000)    1/26/98   (1,724,138)   (1,670,528)       53,610
Sell              DEM   (8,200,000)    1/26/98   (4,672,364)   (4,566,110)      106,254
Sell              DEM   (3,850,000)    1/26/98   (2,175,141)   (2,143,844)       31,297
                                                                            ------------
Net unrealized appreciation on forward positions..........................   $  326,518
                                                                            ------------
                                                                            ------------

MORTGAGE SECURITIES FUND

                                                  VALUE ON      VALUE AT
                         CONTRACT    MATURITY    ORIGINATION  DECEMBER 31,   UNREALIZED
            CURRENCY     AMOUNTS       DATE         DATE          1997      APPRECIATION
           -----------  ----------  -----------  -----------  ------------  -------------
Sell              DAK   (6,075,000)     4/1/98    $(893,382)   $ (889,666)    $   3,716

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% for the first $200,000,000 of net assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of net assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Government Securities Fund, and the Mortgage Securities Fund. (Prior to May 1, 1997, the annual rate was 0.40% for the New York Municipal and California Municipal Funds). For the period ended December 31, 1997, the Adviser earned fees of $7,832,049, $1,527,416, and $589,281 for the High Yield Fund, Emerging Markets Fund, and Latin America Equity Fund, respectively. The Adviser earned fees of $108,310 and waived fees of $79,754 for the New York Municipal Fund. The Adviser earned and waived fees of $7,908, $1,654, $3,596, and $20,098 for the California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and Mortgage Securities Fund, respectively.

BISYS provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays BISYS a monthly fee for its services at an annual rate of 0.15% of the aggregate average daily net assets of the Funds. For the period ended December 31, 1997, BISYS was entitled to fees of $1,622,785, $254,833, $88,392, $44,828, $3,373, $709, $1,541, and $8,613 for the High Yield
Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and the Mortgage Securities Fund, respectively. BISYS waived fees of $811,392, $127,416, $44,196, $36,410, $3,373, $709, $1,541, and $8,613, for the
High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and the Mortgage Securities Fund, respectively.

BISYS Fund Services, Inc., provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services BISYS was paid a fee of $2,500 per month per Fund. For the period ended December 31, 1997, BISYS Fund Services, Inc. earned fees, including reimbursement of out of pocket expenses, of $53,975, $33,020, $32,565, $36,868, $24,140, $5,886, $15,049, and $15,050, for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and the Mortgage Securities Fund, respectively.

BISYS Fund Services, Inc., also serves as transfer agent for the Funds and pursuant to a transfer agency agreement with the Company, receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the period ended December 31, 1997, BISYS Fund Services, Inc. earned fees, including reimbursement of out of pocket expenses, of $75,497, $16,097, $6,446, $2,959, $333, $72, $230, and $634, for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and the Mortgage Securities Fund, respectively.

Shares in each Fund are sold on a continuous basis by the Distributor. Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year December 31, 1997, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor Shares. For the year ended December 31, 1997, no shareholder servicing fees were incurred.

OFFITBANK has voluntarily agreed to limit the expense ratios for the California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and the Mortgage Securities Fund at 0.50%. In order to maintain this ratio, the Adviser has waived its advisory fee and has also agreed to reimburse the Funds $48,008, $30,460, $36,335, and $21,299, respectively.

4. SECURITIES TRANSACTIONS. For the period ended December 31, 1997, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                             COMMON STOCKS             U.S. GOVERNMENT
                          AND CORPORATE BONDS            OBLIGATIONS
                       --------------------------  ------------------------
                        PURCHASES       SALES       PURCHASES      SALES
                       ------------  ------------  -----------  -----------
High Yield Fund......  $900,427,621  $443,557,234  $24,894,250  $24,761,133
Emerging Markets
 Fund................   358,757,494   251,955,422            0            0
Latin America Equity
 Fund................    95,265,822    54,676,598            0            0
New York Municipal
 Fund................    64,812,297    42,915,082            0            0
California Municipal
 Fund................     5,770,437     1,121,152            0            0
National Municipal
 Fund................     3,654,683       800,847            0            0
U.S. Government
 Securities Fund.....             0             0    6,146,143    2,946,063
Mortgage Securities
 Fund................       996,194       201,716   22,358,031    7,851,005

5. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the periods ended December 31, 1997 and December 31, 1996 were as follows:

                                  HIGH YIELD FUND SELECT SHARES
                      ------------------------------------------------------
                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1997           DECEMBER 31, 1996
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......   58,935,603  $ 607,572,659   41,432,333  $ 412,849,673
Shares reinvested...    6,635,971     68,319,193    4,197,280     41,938,736
Shares redeemed.....  (19,219,765)  (197,959,947) (10,052,610)  (100,064,884)
                      -----------  -------------  -----------  -------------
Net increase........   46,351,809  $ 477,931,905   35,577,003  $ 354,723,525
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                           HIGH YIELD FUND
                            ADVISOR SHARES
                      --------------------------
                             PERIOD ENDED
                          DECEMBER 31, 1997
                      --------------------------
                        SHARES        AMOUNT
                      -----------  -------------
Shares issued.......        1,446  $      15,000
                      -----------  -------------
Net increase........        1,446  $      15,000
                      -----------  -------------
                      -----------  -------------

                               EMERGING MARKETS FUND SELECT SHARES
                      ------------------------------------------------------
                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1997           DECEMBER 31, 1996
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......   10,783,609  $ 121,597,415    6,960,725  $  73,997,689
Shares reinvested...    1,550,297     16,925,719      820,976      8,976,597
Shares redeemed.....   (2,718,271)   (30,354,173)  (2,220,079)   (23,390,002)
                      -----------  -------------  -----------  -------------
Net increase........    9,615,635  $ 108,168,961    5,561,622  $  59,584,284
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                        EMERGING MARKETS FUND
                            ADVISOR SHARES
                      --------------------------
                             PERIOD ENDED
                          DECEMBER 31, 1997
                      --------------------------
                        SHARES        AMOUNT
                      -----------  -------------
Shares issued.......       15,214  $     175,030
Shares redeemed.....      (15,214)      (172,596)
                      -----------  -------------
Net increase........            0  $       2,434
                      -----------  -------------
                      -----------  -------------

                               LATIN AMERICA EQUITY FUND SELECT SHARES
                          --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 1997         DECEMBER 31, 1996
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares issued...........   4,783,824  $ 67,593,866   1,214,457  $ 13,192,197
Shares reinvested.......      78,005     1,094,992      36,887       427,936
Shares redeemed.........  (2,109,165)  (28,221,087)   (110,382)   (1,261,911)
                          ----------  ------------  ----------  ------------
Net increase............   2,752,664  $ 40,467,771   1,140,962  $ 12,358,222
                          ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------

                            LATIN AMERICA EQUITY
                            FUND ADVISOR SHARES
                          ------------------------
                                PERIOD ENDED
                             DECEMBER 31, 1997
                          ------------------------
                            SHARES       AMOUNT
                          ----------  ------------
Shares issued...........      60,128  $    991,200
Shares redeemed.........     (58,851)     (929,261)
                          ----------  ------------
Net increase............       1,277  $     61,939
                          ----------  ------------
                          ----------  ------------

                                  NEW YORK MUNICIPAL FUND SELECT SHARES
                              ----------------------------------------------
                                    YEAR ENDED              YEAR ENDED
                                DECEMBER 31, 1997       DECEMBER 31, 1996
                              ----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                              ---------  -----------  ---------  -----------
Shares issued...............  2,757,463  $29,031,529    957,098  $ 9,898,661
Shares reinvested...........    112,876    1,189,875     57,067      589,238
Shares redeemed.............   (875,489)  (9,238,189)  (272,129)  (2,837,811)
                              ---------  -----------  ---------  -----------
Net increase................  1,994,850  $20,983,215    742,036  $ 7,650,088
                              ---------  -----------  ---------  -----------
                              ---------  -----------  ---------  -----------

                               CALIFORNIA MUNICIPAL
                                FUND SELECT SHARES
                              ----------------------
                                   PERIOD ENDED
                                DECEMBER 31, 1997
                              ----------------------
                               SHARES      AMOUNT
                              ---------  -----------
Shares issued...............    454,503  $ 4,636,788
Shares reinvested...........      7,824       80,338
                              ---------  -----------
Net increase................    462,327  $ 4,717,126
                              ---------  -----------
                              ---------  -----------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

                                NATIONAL MUNICIPAL
                                FUND SELECT SHARES
                              ----------------------
                                   PERIOD ENDED
                                DECEMBER 31, 1997
                              ----------------------
                               SHARES      AMOUNT
                              ---------  -----------
Shares issued...............    274,236  $ 2,750,010
Shares reinvested...........      1,002       10,113
                              ---------  -----------
Net increase................    275,238  $ 2,760,123
                              ---------  -----------
                              ---------  -----------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

                                                             U.S. GOVERNMENT
                                                             SECURITIES FUND
                                                              SELECT SHARES
                                                          ---------------------
                                                              PERIOD ENDED
                                                            DECEMBER 31, 1997
                                                          ---------------------
                                                           SHARES      AMOUNT
                                                          ---------  ----------
Shares issued...........................................    391,245  $3,943,065
Shares reinvested.......................................      4,514      45,655
Shares redeemed.........................................     (6,827)    (69,119)
                                                          ---------  ----------
Net increase............................................    388,932  $3,919,601
                                                          ---------  ----------
                                                          ---------  ----------

                                                         MORTGAGE SECURITIES
                                                          FUND SELECT SHARES
                                                        ----------------------
                                                             PERIOD ENDED
                                                          DECEMBER 31, 1997
                                                        ----------------------
                                                         SHARES      AMOUNT
                                                        ---------  -----------
Shares issued.........................................  1,647,704  $16,626,836
Shares reinvested.....................................     30,335      307,847
Shares redeemed.......................................     (2,458)     (25,000)
                                                        ---------  -----------
Net increase..........................................  1,675,581  $16,909,683
                                                        ---------  -----------
                                                        ---------  -----------

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund, the Latin America Equity Fund, and the Mortgage Securities Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the States of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. The Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local governmental entities are unable to meet their financial obligations, the income derived by the Funds and their ability to preserve capital and liquidity could be adversely affected.

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED). During the year ended December 31, 1997, the following Funds declared long-term capital distributions in the following amounts:

High Yield Fund.....................  $10,951,160
Emerging Markets Fund...............   3,777,145
Latin America Equity Fund...........       2,910
New York Municipal Fund.............      96,824

During the year ended December 31, 1997, the following funds declared tax-exempt income distributions in the following amounts:

New York Municipal Fund.............  $1,286,481
California Municipal Fund...........     90,691
National Municipal..................     16,597

For corporate shareholders 1.05% of the total ordinary income distributions paid during the fiscal year ended December 31, 1997 for the High Yield Fund qualifies for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------

To the Shareholders
and Board of Directors of
The OFFITBANK Investment Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK National Municipal Fund, OFFITBANK U.S. Government Securities Fund, and OFFITBANK Mortgage Securities Fund (collectively, the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 16, 1998

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER

Ellen F. Stoutamire
ASSISTANT SECRETARY

Alaina Metz
ASSISTANT SECRETARY

Matthew Constancio
ASSISTANT SECRETARY

Stephen Brent Wells
ASSISTANT TREASURER

Vincent M. Rella
ASSISTANT TREASURER

Martin R. Dean
ASSISTANT TREASURER

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICAN EQUITY FUND)

The Bank of New York
48 Wall Street
New York, New York 10286
(ALL OTHER OFFITBANK FUNDS)

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017-3909

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

                      The OFFITBANK Investment Fund, Inc.
                    125 West 55th Street, New York, NY 10019
                                 (212) 758 9600

   OFFITBANK Funds Distributor, Inc. is the distributor of the Funds' shares.
                                                                            2/98